Exhibit 10(u)

--------------------------------------------------------------------------------
AWARD/CONTRACT      1. THIS CONTRACT IS A RATED ORDER    RATING    PAGE OF PAGES
                       UNDER DPAS (15 CFR 700)            DO-A1    1        93
--------------------------------------------------------------------------------
2. CONTRACT (PROS.  3. EFFECTIVE DATE         4. REQUISTION/PURCHASE REQUEST/
   Inst. Ident No.)    01 April 2002             PROJECT NO.
   N00019-02-D-3157                              N00019-02-P7-CF552/CAS-MOS
                                                 (LOT 1)
--------------------------------------------------------------------------------
5. ISSUED BY            CODE N00019       6. ADMINISTERED BY       CODE S5111A
   Naval Air System Command                    (If other than Item 5)
   AIR 2.4.3.1, Building 441                 DCM, Baltimore
   Patuxent River, MD 20670-5000             Federal Building, Room 339
   Attn: Monica White, (301) 757-8980 or     200 Granby Street
         whiteml2@navair.navy.mil            Norfolk, VA 23510-1811
                                          Surveilance Criticality Designator:
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR           8. DELIVERY
   (No., Street, City, County, State            / / FOB ORIGIN  /X/OTHER (See
    and ZIP code)                                                         Below)
   Flight International, Inc.               9. DISCOUNT FOR PROMPT PAYMENT:
   Newport News/Williamsburg International
      Airport                              10. SUBMIT INVOICES (4 copies unless
   One Lear Drive                              otherwise specified) To THE
   Newport News, VA 23602                      ADDRESS SHOWN IN:
                                                       ITEM
                                                           BLOCK 12
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR         CODE          12. PAYMENT WILL BE MADE BY    CODE
    As specified in contract or
    individual delivery orders.                 See Section G
--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL    14. ACCOUNTING AND APPROPRIATION DATA
    AND OPEN COMPETITION:                      See Section G of the Schedule
    / / 10 U.S.C. 2304(C)()
    / / 41 U.S.C. 253(C)()
--------------------------------------------------------------------------------
15A. ITEM NO.      15B. SUPPLIES/SERVICES    15C. QUANTITY    15D. UNIT
15E. UNIT PRICE     15F. AMOUNT
--------------------------------------------------------------------------------
Commercial Air Services - Military Operations Support (CAS-MOS)
The Government hereby accepts Flight International's proposal of 17 & 25 June 2001, submitted in response to Request for Proposal (RFP) N00019-01-R-0037 for the CAS-MOS - Lot 1 effort, as revised by Amendments 0001 through 0008, and subsequent responses to RFP and to discussions/negotiations, dated 3 December 2002 and 19-27 March 2002, respectively (proposals, RFP and Amendments are incorporated herein by reference), for a total estimated amount of $36,463,937.33 ($195,536,619.62 if all Options are exercised) as set forth in Block 15G of the Standard Form 26.
--------------------------------------------------------------------------------
                                15G. TOTAL AMOUNT OF CONTRACT $36,463,937.33
--------------------------------------------------------------------------------
                             16. TABLE OF CONTENTS
--------------------------------------------------------------------------------
(X) SEC.                 DESCRIPTION                                    PAGE(S)
                PART I - THE SCHEDULE
 X   A     SOLICITATION/CONTRACT FORM                                      1
 X   B     SUPPLIES OR SERVICES AND PRICES/COSTS                           2
 X   C     DESCRIPTION/SPECS./WORK STATEMENT                              26
 X   D     PACKAGING AND MARKING                                          57
 X   E     INSPECTION AND ACCEPTANCE                                      58
 X   F     DELIVERIES OR PERFORMANCE                                      59
 X   G     CONTRACT ADMINISTRATION DATA                                   61
 X   H     SPECIAL CONTRACT REQUIREMENTS                                  69

                PART II - CONTRACT CLAUSES
 X   I     CONTRACT CLAUSES                                               83

                PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
 X   J     LIST OF ATTACHMENTS                                            93

                PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K     REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
     L     INSTRS., CONDS., AND NOTICES TO OFFERORS
     M     EVALUATION FACTORS FOR AWARD
--------------------------------------------------------------------------------
         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return One (1) copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18 / / AWARD. (Contractor is not required to sign this document.)
Your offer on Solicitation No._____
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and
(b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER         20A. NAME OF CONTRACTING OFFICER
     (Type or print)                       DAWN B. ADAMO
     David E. Sandlin, President/CEO       CONTRACTING OFFICER
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR      19C. DATE SIGNED  20B. NAME OF CONTRACTING OFFICER
     /S/                          03/28/02        BY Dawn B. Adamo
     (Signature of person                          (Signature of person
      authorized to sign)                          authorized to sign)
--------------------------------------------------------------------------------
20C. DATE SIGNED
     4/1/02
--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

Base Period

BASE PERIOD - LOT 1 - CONSISTS OF CLINs 0001 through 0049.

PART A - ID/IQ LINE ITEMS

CLIN     Supplies/Services Qt              Unit     Unit Price        Amount
--------------------------------------------------------------------------------
Type I - Propeller Aircraft Missions (CLINs) 0001-0003)
--------------------------------------------------------------------------------
0001     Type I, Primary, MINIMUM   *       FH      *                   *
0002     Type I, Primary, EXCESS
             for CLINs 0001 & 0003  *       FH      *                   *
         Minimum Quantity: Zero

0003     OPTION, Type I, Primary
0003AA   MINIMUM (Excess hours use CLIN 0002)
                                    *       FH      *                   *
0003AB   Start-Up Costs             *      LOT      *                   *

--------------------------------------------------------------------------------
Type II - Business Class Jet Aircraft Missions (CLINs 0004-0009
--------------------------------------------------------------------------------
0004     Type II, Primary, Fu11
            System, MINIMUM         *       FH      *                   *
0005     Type II, Primary, Fu11
            System, EXCESS for      *       FH      *                   *
         CLINs 0004, 0006, and 0008.
         Minimum Quantity: Zero
0006     OPTION, Type II, Primary, Fu11 System
0006AA   MINIMUM (Excess hours use
            CLIN 0005)              *       FH      *                   *
0006AB   Start-Up Costs             *      LOT      *                   *
0007     Type II, Surge, Fu11
            System                  *       FH      *                   *
         Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 2 of 90

                                N00019-02-D-3157
SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

CLIN     Supplies/Services                  Qty.     Unit    Unit Price        Amount
0008     OPTION, Type II, Primary, Slick

0008AA   MINIMUM (Excess hours
          use CLIN 0005)                    *        FH         *                *
0008AB   Start-Up Costs                     1        LOT        *                *

0009     Type II, Surge, Slick              *       FH          *                *

         Minimum Quantity: Zero

--------------------------------------------------------------------------------
Type VII - Range Support Helicopter Missions (CLINs 0010-0015)
--------------------------------------------------------------------------------
0010     RESERVED

0011     RESERVED

0012     RESERVED

0013     RESERVED

0014     RESERVED

0015     RESERVED

0016     Additiona1 Support Aircraft        -        .     FM    *               *
                                                         (hours)
Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 3 of 90

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

CLIN     Supplies/Services                      Qty.        Unit    Unit Price        Amount
0017     GFE Equipment Installer/Maintainer     *             MH         *               *
         Minimum Quantity: Zero

0018     Pilot in Non-Flying Status             *             MH         *               *
         Minimum Quantity: Zero

0019     Administrative/Technical Data in       *            LOT         *       **NSP
         accordance with Contract
         Data Requirements List, DD
         Form 1423, Exhibit A.

0020 through 0021 RESERVED

PART B - REQUIREMENTS LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.         Unit    Unit Price        Amount
0022     Pods Mission by Type II Aircraft.      *             FH          *               *
         Maximum Quantity:  *

0023     CFE One-Way Tow Reel Tow Missions by   *             FH          *               *
         Type II Aircraft.
         Maximum Quantity:  *

0024     GFE Banner Tow Missions by Type II     *             FH          *               *
         Aircraft.
         Maximum Quantity: *

0025     GFE Two-Way Tow Reel Tow Missions by   *             FH          *               *
         Type II Aircraft.
         Maximum Quantity:  *

0026     CFE Two-Way Tow Reel Tow Missions by   *             FH          *               *
         Type II Aircraft.
         Maximum Quantity:  *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
             SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                    Est.
CLIN     Supplies/Services                          Qty    Unit       Unit Price        Amount
0027     RESERVED

0028     Operations Representative (during         *         MH          *                  *
         deployments only)
         Maximum Quantity: *

0029     EWO/SME Operator                          *         MH          *                  *
         Maximum Quantity: *

0030     Belly Radome - Lear 36                    *         EA          *                  *
         Maximum Quantity: *

0031     Belly Radome - Other Business Jets        *         EA          *                  *
         Maximum Quantity: *

0032     Inverter, 1 KVA, 60 Hz - Type I Aircraft) *         EA          *                  *
         Maximum Quantity: *

0033     Inverter, 9 KVA, 400 Hz - Type II Aircraft*         EA          *                  *
         (other than Lear 36's)
         Maximum Quantity: *

0034     Nose Radome - Lear 36                     *         EA          *                  *
         Maximum Quantity: *

0035     Nose Radome - Other Business Jets         *         EA          *                  *
         Maximum Quantity: *

0036     Tail Radome - Lear 36                     *         EA          *                  *
         Maximum Quantity: *

0037     Tail Radome - Other Business Jets         *         EA          *                  *
         Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 5 of 90

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                    Est.
CLIN     Supplies/Services                          Qty.     Unit    Unit Price        Amount

0038     Upgrade Air Conditioning System- Lear 36    *        EA        *               *
         Maximum Quantity: *
0039     Upgrade Air Conditioning System - Other     *        EA        *               *
         Business Jets
         Maximum Quantity: *

0040 through 0041 RESERVED

PART C - COST REIMBURSEMENT LINE ITEMS
                                                    Est.
CLIN     Supplies/Services                          Qty.     Unit     Unit Price        Amount

0042     Travel/Per Diem                             *        LOT       *               *
         Handling Rate for Travel/Per Diem                    RATE            8.10%
                                                                      ------------
                                                                              EST
0043     Material/Shipping                           *        LOT       *               *
         Handling Rate for Material/Shipping                  RATE            8.10%
                                                                      ------------

0044 through 0049 RESERVED

                                                    LOT l - TOTAL FOR BASE PERIOD:      *

FH - Flight Hours

**NSP - Not Separately Priced

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 6 of 90

                                N00019-02-D-3157
         SECTION B - REPLACEMENT PAGES - MODIFCATION P00001  OPTION I
--------------------------------------------------------------------------------
OPTION I - LOT 1 - CONSISTS OF CLINs 0101 through 0149.

PART A - ID/IQ LINE ITEMS

CLIN     Supplies/Services              Qty.     Unit    Unit Price      Amount

Type I Propeller Aircraft Missions (CLINs 0101-0103)

0101     Type I, Primary, MINIMUM        *        FH       $             $

0102     Type I, Primary, EXCESS for
         CLINs 0001 &                    *        FH       $             $
         0003.
         Minimum Quantity: Zero

3103     OPTION, Type I, Primary
0103AA   MINIMUM (Excess hours
           use CLIN 0002)                *        FH       $             $

0103AB Start-Up Costs                    *       LOT       $             $

Type II - Business Class Jet Aircraft Missions (CLINs 0104-0109)

0104     Type II, Primary, Full
            System, MINIMUM              *        FH       $             $

0105     Type 11, Primary, Full
             System, EXCESS for          *        FH       $             $
             CLINs 0004, 0006,
             and 0008.
         Minimum Quantity: Zero

0106     OPTION, Type II, Primary,
            Full System

0106AA   MINIMUM (Excess hours
           use CLIN 0005)                *        FH       $             $

0106AB   Start-Up Costs                  *       LOT       $             $

0107     Type II, Surge, Full System     *        FH       $             $
           Minimum Quantity: Zero


*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001

CLIN     Supplies/Services Qty.     Unit    Unit    Price        Amount

0108     OPTION, Type II, Primary, Slick

0108AA   MINIMUM (Excess hours
         use CLIN 0005)              *       FH      $           $

0108AB   Start-Up Costs              *      LOT      $           $

0109     Type II, Surge, Slick       *       FH      $           $

         Minimum Quantity: Zero

Type VII - Range Support Helicopter Missions (CLINs 0110 - 0115)
0110     RESERVED
0111     RESERVED
0112     RESERVED
0113     RESERVED
0114     RESERVED
0115     RESERVED
0116     Additional Support Aircraft -       FM      $           $
                                          (Hours)
         Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 8 of 90

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P000001
--------------------------------------------------------------------------------
CLIN     Supplies/Services             Qty.   Unit    Unit Price      Amount

0117     GFE Equipment
         Installer/Maintainer          *       MH       $               $
         Minimum Quantity: Zero

0118     Pilot in Non-Flying Status    *       MH       $               $
         Minimum Quantity: Zero

0119     Administrative/Technical      *      LOT      **NSP         **NSP
         Data in accordance
         with Contract Data
         Requirements List, DD
         Form 1423, Exhibit A.

0120 through 0121 RESERVED

PART B - REQUIREMENTS LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0122    Pods Mission by Type II Aircraft.       *          FH       $              $
        Maximum Quantity:  *
0123    CFE One-Way Tow Reel Tow Missions by    *          FH       $              $
        Type II Aircraft.
        Maximum Quantity: *
0124    GFE Banner Tow Missions by Type II      *          FH       $              $
        Aircraft.
        Maximum Quantity: *
0125    GFE Two-Way Tow Reel Tow Missions by    *          FH       $              $
        Type II Aircraft.
        Maximum Quantity:  *
0126    CFE Two-Way Tow Reel Tow Missions by    *          FH       $              $
        Type II Aircraft.
        Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0127     Target Recovery Mission by Type VII      *       FH     $               $
         Aircraft.
         Maximum Quantity: *

0128     Operations Representative (during        *       MH     $               $
         deployments only)
         Maximum Quantity: *

0129     EWO/SME Operator                         *       MH     $               $
         Maximum Quantity: *

0130     Belly Radome - Lear 36                   *       EA     $               $
         Maximum Quantity: *

0131     Belly Radome - Other Business Jets       *       EA     $               $
         Maximum Quantity: *

0132     Inverter, 1 KVA, 60 Hz - Type I Aircraft *       EA     $               $
         Maximum Quantity: *

0133     Inverter, 9 KVA, 400 Hz -
         Type II Aircraft                         *       EA     $               $
         (other than Lear 36's)
         Maximum Quantity: *

0134     Nose Radome - Lear 36                    *       EA     $               $
         Maximum Quantity: *

0135     Nose Radome - Other Business Jets        *       EA     $               $
         Maximum Quantity: *

0136     Tail Radome - Lear 36                    *       EA     $               $
         Maximum Quantity: *

0137     Tail Radome - Other Business Jets        *       EA     $               $
         Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0138    Upgrade Air Conditioning System- Lear 36 *        EA       $             $
        Maximum Quantity: *
0139    Upgrade Air Conditioning System - Other  *        EA       $             $
        Business Jets
        Maximum Quantity: *

0140 through 0141       RESERVED

PART C - COST REIMBURSEMENT LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

                                                                    EST
0142     Travel/Per Diem                         *        LOT    $              $

         Handling Rate for Travel/Per Diem                RATE              %
                                                                 ------------
                                                                    EST
0143     Material/Shipping                       *        LOT    $              $

Handling Rate for Material/Shipping                       RATE              %
                                                                 ------------

0144 through 0149 RESERVED

                                            LOT 1 - NTE TOTAL FOR OPTION I:           *

FH - Flight Hours

**NSP - Not Separately Priced

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                 Page 11 of 90

                                N00019-02-D-3157
         SECTION B - REPLACEMENT PAGES - MODIFICATION P00001 OPTION II
--------------------------------------------------------------------------------

OPTION II - LOT 1 - CONSISTS OF CLINs 0201 through 0249.

PART A - ID/IQ LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

Type I Propeller Aircraft Missions (CLINs 0201-0203)

0201     Type I, Primary, MINIMUM               *         FH      $              $

0202     Type I, Primary, EXCESS for            *         FH      $              $
         CLINs 0001 & 0003.
         Minimum Quantity: Zero
3203     OPTION, Type I, Primary

0203AA   MINIMUM (Excess hours use CLIN0002)    *         FH      $              $

0203AB   Start-Up Costs                         *        LOT      $              $

Type II - Business Class Jet Aircraft Missions (CLINs 0204-0209)

0204     Type II, Primary, Full System,
            MINIMUM                             *         FH      $              $

0205     Type II,Primary, Full System,
         EXCESS for                             *         FH      $              $
         CLINs 0004, 0006, and 0008.
         Minimum Quantity: Zero

0206     OPTION, Type II, Primary, Full System
0206AA   MINIMUM (Excess hours use CLIN 0005)   *         FH      $              $

0206AB   Start-Up Costs                         *        LOT      $              $
0207     TypeII, Surge, Full System             *         FH      $              $
         Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                 Page 12 of 90

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0208     OPTION, Type II, Primary, Slick

0208AA   MINIMUM (Excess hours use CLIN 0005)   *        FH      $               $

0208AB   Start-Up Costs                         *        LOT     $               $

0209     Type II, Surge, Slick                  *        FH      $               $

         Minimum Quantity: Zero
Type VII- Range Support Helicopter Missions (CLINs 0210-0215)

0210     RESERVED
0211     RESERVED
0212     RESERVED
0213     RESERVED
0214     RESERVED
0215     RESERVED

0216     Additional Support Aircraft             -       FM      $               $
                                                       (Hours)
         Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0217     GFE Equipment Installer/Maintainer    *          MH       $             $
         Minimum Quantity: Zero

0218     Pilot in Non-Flying Status            *          MH       $             $
         Minimum Quantity: Zero

0219     Administrative/Technical Data in      *         LOT      **NSP          **NSP
         accordance with Contract
         Data Requirements Eist, DD
         Form 1423, Exhibit A.

0220 through 0221 RESERVED

PART B - REQUIREMENTS LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0222     Pods Mission by Type II Aircraf.       *        FH       $              $
         Maximum Quantity:  *
0223     CFE One-Way Tow Reel Tow Missions by   *        FH       $              $
         Type II Aircraft.
         Maximum Quantity: *
0224     GFE Banner Tow Missions by Type II     *        FH       $              $
         Aircraft.
         Maximum Quantity:  *
0225     GFE Two-Way Tow Reel Tow Missions by   *        FH       $              $
         Type II Aircraft.
         Maximum Quantity: *
0226     CFE Two-Way Tow Reel Tow Missions by   *        FH       $              $
         Type II Aircraft.
         Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0227     Target Recovery Mission by Type VII    *         FH      $              $
         Aircraft.
         Maximum Quantity: *
0228     Operations Representative (during      *         MH      $              $
         deployments only)
         Maximum Quantity: *
0229     EWO/SME Operator                       *         MH      $              $
         Maximum Quantity:  *
0230     Belly Radome - Lear 36                 *         EA      $              $
         Maximum Quantity: *
0231     Belly Radome - Other Business Jets     *         EA      $              $
         Maximum Quantity: *
0232     Inverter, 1 KVA, 60Hz - Type I Aircraft*         EA      $              $
         Maximum Quantity: *
0233     Inverter, 9 KVA, 400 Hz -
         Type II Aircraft                       *         EA      $              $
         (other than Lear 36's)
         Maximum Quantity: *
0234     Nose Radome - Lear 36                  *         EA      $              $
         Maximum Quantity: *
0235     Nose Radome - Other Business Jets      *         EA      $              $
         Maximum Quantity: *
0236     Tail Radome - Lear 36                  *         EA      $              $
         Maximum Quantity: *
0237     Tail Radome - Other Business Jets      *         EA      $              $
         Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                               N00019-02-D-3157 B
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0238     Upgrade Air Conditioning System-Lear 36 *        EA       $             $
         Maximum Quantity: *
0239     Upgrade Air Conditioning System - Other *        EA       $             $
         Business Jets
         Maximum Quantity: *

0240 through 0241 RESERVED

PART C - COST REIMBURSEMENT LINE ITEMS

CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

                                                                       EST
0242     Travel/Per Diem                         *       LOT       $             $
         Handling Rate for Travel/Per Diem              RATE                 %
                                                                   -----------
                                                                       EST
0243     Material/Shipping                       *       LOT       $             $
         Handling Rate for Material/Shipping RATE                            %
                                                                   -----------

0244 through 0249 RESERVED

                                             LOT 1 - NTE TOTAL FOR OPTION II:         *

FH - Flight Hours

**NSP - Not Separately Priced

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
        SECTION B - REPLACEMENT PAGES - MODIFICATION P00001 -OPTION III
--------------------------------------------------------------------------------

OPTION III - LOT 1 - CONSISTS OF CLINs 0301 through 0349.

PART A - ID/IQ LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
Type I - Propeller Aircraft Missions (CLINs 0301-0303)

0301     Type I, Primary, MINIMUM               *        FH      $               $

0302     Type I, Primary,
         EXCESS for CLINs 0001 &                *        FH      $               $
         0003.
         Minimum Quantity: Zero
0303     OPTION, Type I, Primary
0303AA   MINIMUM (Excess hours use CLIN 0002)   *        FH      $               $

0303AB   Start-Up Costs                         *       LOT      $               $

Type II - Business Class Jet Aircraft Missions (CLINs 0304-0309)

0304     Type II, Primary, Full
         System, MINIMUM                        *        FH      $               $
0305     Type II, Primary, Full
         System, EXCESS for                     *        FH      $               $
         CLINs 0004, 0006, and 0008.
         Minimum Quantity: Zero
0306     OPTION, Type II, Primary, Full System
0306AA   MINIMUM (Excess hours
         use CLIN 0005)                         *        FH      $               $

0306AB   Start-Up Costs                         *       LOT      $               $
0307     Type II, Surge, Full System            *        FH      $               $

         Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                               N00019-02-D-3157 B
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0308     OPTION, Type II, Primary, Slick

0308AA   MINIMUM (Excess hours use CLIN 0005)   *        FH      $               $

0308AB   Start-Up Costs                         *       LOT      $               $

0309     Type 1:I, Surge, Slick                 *        FH      $               $

         Minimum Quantity: Zero

Type VII-Range Support Helicopter Missions (CLINs 0310-0315)

0310     RESERVED

0311     RESERVED

0312     RESERVED

0313     RESERVED

0314     RESERVED

0315     RESERVED

0316     Additional Support Aircraft)            -      FM       $               $
                                                      (Hours)
         Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                 Page 18 of 90

                                N00019-02-D-3157
               SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0317     GFE Equipment Installer/Maintainer     *        MH      $               $
         Minimum Quantity: Zero
0318     Pilot in Non-Flying Status             *        MH      $               $
         Minimum Quantity: Zero
0319     Administrative/Technical Data
         in accordance                          *       LOT      **NSP           **NSP
         with Contract Data Requirements List, DD
         Form 1423, Exhibit A.

0320 through 0321 RESERVED

PA1RT B - REQUIREMENTS LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0322     Pods Mission by Type II Aircraft.      *         FH     $               $
         Maximum Quantity: *
0323     CFE One-Way Tow Reel Tow Missions by   *         FH     $               $
         Type II Aircraft.
         Maximum Quantity: *
0324     GFE Banner Tow Missions by Type II     *         FH     $               $
         Aircraft.
         Maximum Quantity: *
0325     GFE Two-Way Tow Reel Tow Missions by   *         FH     $               $
         Type II Aircraft.
         Maximum Quantity: *
0326     CFE Two-Way Tow Reel Tow Missions by   *         FH     $               $
         Type II Aircraft.
         Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
               SECTION B - REPLACEMENT PAGES - MODIFICATION P00001

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0327     Target Recovery Mission by Type VII    *        FH      $               $
         Aircraft.
         Maximum Quantity: *
0328     Operations Representative (during      *        MH      $               $
         deployments only)
         Maximum Quantity: *
0329     EWO/SME Operator                       *        MH      $               $
         Maximum Quantity: *
0330     Belly Radome - Lear 36                 *        EA      $               $
         Maximum Quantity: *
0331     Belly Radome - Other Business Jets     *        EA      $               $
         Maximum Quantity: *
0332     Inverter, 1 KVA, 60 Hz - Type I Aircraft*       EA      $               $
         Maximum Quantity: *
0333     Inverter, 9 KVA, 400 Hz - Type
         II Aircraft                            *        EA      $               $
         (other than Lear 36's)
         Maximum Quantity: *
0334     Nose Radome - Lear 36                  *        EA      $               $
         Maximum Quantity: *
0335     Nose Radome - Other Business Jets      *        EA      $               $
         Maximum Quantity: *
0336     Tail Radome - Lear 36                  *        EA      $               $
         Maximum Quantity: *
0337     Tail Radome - Other Business Jets      *        EA      $               $
         Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                               N00019-02-D-3157 B
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0338     Upgrade Air Conditioning
         System - Lear 36                        *       EA      $               $
         Maximum Quantity: *
0339     Upgrade Air Conditioning
         System - Other                          *       EA      $               $
         Business Jets
         Maximum Quantity: *

0340 through 0341 RESERVED

PART C - COST REIMBURSEMENT LINE ITEMS

CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

                                                                    EST
0342     Travel/Per Diem                         *       LOT     $               $
         Handling Rate for Travel/Per Diem               RATE               %
                                                                 -----------
                                                                    EST
0343     Material/Shipping                       *       LOT     $               $
         Handling Rate for Material/Shipping                      ----------
                                                         RATE               %

0344 through 0349 RESERVED

                                               LOT 1 - NTE TOTAL FOR OPTION III:       *

FH - Flight Hours

**NSP - Not Separately Priced

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                               N00019-02-D-3157 B
        SECTION B - REPLACEMENT PAGES - MODIFICATION P00001  OPTION IV

OPTION IV - LOT 1 - CONSISTS OF CLINs 0401 through 0449.

PART A - ID/IQ LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

Type I Propeller Aircraft Missions (CLINs 0401-0403)

0401     Type I, Primary, MINIMUM               *         FH     $               $

0402     Type I, Primary, EXCESS
         for CLINs 0001 &                       *         FH     $               $
         0003.
         Minimum Quantity: Zero
0403     OPTION, Type I, Primary
0403AA   MINIMUM (Excess hours use CLIN 0002)   *         FH     $               $

Type II-Business Class Jet Aircraft Missions (CLINs 0404-0409)

0403AB   Start-Up Costs                         *        LOT     $               $

0404     Type II, Primary, Full
         System, MINIMUM                        *         FH     $               $
0405     Type II, Primary, Full System,
         EXCESS for                             *         FH     $               $
         CLINs 0004, 0006, and 0008.
         Minimum Quantity: Zero
0406     OPTION, Type II, Primary, Full System
0406AA   MINIMUM (Excess hours use CLIN 0005)   *         FH     $               $

0406AB  Start-Up Costs                          *        LOT     $               $

0407    Type II, Surge, Full System             *         FH     $               $
        Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                 Page 22 of 90

                              N00019-02-D-3157
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001

CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0408     OPTION, Type II, Primary, Slick

0408AA   MINIMUM (Excess hours use CLIN 0005)   *         FH     $               $

0408AB   Start-Up Costs                         *        LOT     $               $

0409     Type II, Surge, Slick                  *         FH     $               $

         Minimum Quantity: Zero

Type VII - Range Support Helicopter Missions (0410-0415)

0410     RESERVED
0411     RESERVED
0412     RESERVED
0413     RESERVED
0414     RESERVED
0415     RESERVED
0416     Additional Support Aircraft             -        FM     $               $
                                                        (Hours)
         Minimum Quantity: Zero

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                               N00019-02-D-3157 B
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0417     GFE Equipment Installer/Maintainer     *         MH     $               $
         Minimum Quantity: Zero

0418     Pilot in Non-Flying Status             *         MH     $               $
         Minimum Quantity: Zero

0419     Administrative/Technical Data
         in accordance                          *        LOT     **NSP           **NSP
         with Contract Data Requirements List, DD
         Form 1423, Exhibit A.

0420 through 0421 RESERVED

PART B - REQUIREMENTS LINE ITEMS

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount
0422     Pods Mission by Type II Aircraft.      *        FH      $               $
         Maximum Quantity:   *

0423     CFE One-Way Tow Reel Tow Missions by   *        FH      $               $
         Type II Aircraft.
         Maximum Quantity:  *

0424     GFE Banner Tow Missions by Type II     *        FH      $               $
         Aircraft.
         Maximum Quantity:  *
0425     GFE Two-Way Tow Reel Tow Missions by   *        FH      $               $
         Type II Aircraft.
         Maximum Quantity:  *
0426     CFE Two-Way Tow Reel Tow Missions by   *        FH      $               $
         Type II Aircraft.
         Maximum Quantity:  *

*This confidential information has been omitted and filed separateley with the Securities & Exchange Commission.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
             SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0427     Target Recovery Mission by Type VII    *        FH      $               $
         Aircraft.
         Maximum Quantity:  *
0428     Operations Representative (during      *        MH      $               $
         deployments only)
         Maximum Quantity:  *
0429     EWO/SME Operator                       *        MH      $               $
         Maximum Quantity:  *
0430     Belly Radome - Lear 36                 *        EA      $               $
         Maximum Quantity:  *
043l     Belly Radome - Other Business Jets     *        EA      $               $
         Maximum Quantity: *

0432     Inverter, l KVA, 60 Hz - Type I Aircraft*       EA      $               $
         Maximum Quantity: *
0433     Inverter, 9 KVA, 400 Hz -
         Type II Aircraft                       *        EA      $               $
         (other than Lear 36's)
         Maximum Quantity: *
0434     Nose Radome - Lear 36                  *        EA      $               $
         Maximum Quantity: *
0435     Nose Radome - Other Business Jets      *        EA      $               $
         Maximum Quantity: *
0436     Tail Radome - Lear 36                  *        EA      $               $
         Maximum Quantity: *
0437     Tail Radome - Other Business Jets      *        EA      $               $
         - Maximum Quantity: *

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                 Page 25 of 90

                               N00019-02-D-3157 B
              SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

                                                Est.
CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

0438     Upgrade Air Conditioning System- Lear 36 *       EA     $               $
         Maximum Quantity: *
0439     Upgrade Air Conditioning System - Other  *       EA     $               $
         Business Jets
         Maximum Quantity: *

0440 through 0441 RESERVED

PART C - COST REIMBURSEMENT LINE ITEMS

CLIN     Supplies/Services                      Qty.     Unit    Unit Price        Amount

                                                                    EST
0442     Travel/Per Diem                          *      LOT     $               $
         Handling Rate for Travel/Per Diem              RATE               %
                                                                 -----------
                                                                    EST
0443     Material/Shipping                        *      LOT     $               $
         Handling Rate for Material/Shipping            RATE               %
                                                                 -----------

0444 through 0449 RESERVED

                                                LOT 1 - NTE TOTAL FOR OPTION IV:      *

FH - Flight Hours

**NSP - Not Separately Priced

*This Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                 Page 26 of 90

                               N00019-02-D-3157 l
               SECTION B - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

LOT 1 - GRAND TOTAL


        TOTAL FOR BASE PERIOD                                $36,463,794.33
        TOTAL FOR OPTION I                      NTE          $37,740,175.14
        TOTAL FOR OPTION II                     NTE          $39,061,081.27
        TOTAL FOR OPTION III                    NTE          $40,428,219.11
        TOTAL FOR OPTION IV                     NTE          $41,843,206.78
                                                          -----------------
        GRAND TOTAL FOR LOT 1:                              $195,536,476.63


NTE - NOT TO EXCEED

                               SECTION B - NOTES:

(1) Start-Up SLINs 0X03AB, 0X06AB and 0X08AB: The unit price shall include start-up costs (non recurring) which may be associated with the initial exercise of this line item. If the OPTION SLINs, 0X03AA, 0X06AA and 0X08AA were exercised, the start-up cost would only apply to the initial performance period and not to any consecutive performance periods. However, if there is a lapse between performance periods, then a new start-up cost would apply for the new performance period.

(2)  Maximum Quantities are depicted in hours


(3) The unit prices shown are billing prices subject to redetermination in accordance with C-24 and C25. The total price for each performance period is a ceiling price.



--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

                        PERFORMANCE WORK STATEMENT (PWS)

C-1 For clarity, all references to the Federal Aviation Regulation in this PWS will be by reference to Title 14, Code of Federal Regulations (CFR) and abbreviated with the acronym "14 CFR". All references to the Federal Acquisition Regulation will be abbreviated with the acronym "FAR".

C-2 SCOPE

a. The Commercial Air Services (CAS) program provides contractor owned and operated aircraft to United States Navy (USN) Fleet customers for a wide variety of airborne threat simulation capabilities to train shipboard and aircraft squadron weapon systems operators and aircrew how to counter potential enemy Electronic Warfare (EW) and Electronic Attack (EA) operations in today's Electronic Combat (EC) environment. This support is provided in a variety of venues, from basic "schoolhouse" Air Intercept Control (AIC) training to large multinational exercises or small, single unit training exercises, and in a variety of locations including multiple Continental United States (CONUS) sites and foreign and/or remote operating bases outside CONUS (OCONUS). See Section C
- Annex (l) for listing of potential operating sites. The contractor shall operate aircraft from designated or home bases on the East and West Coasts and from any operating site during periods of deployment. Deployments can be expected to range from a few days to six weeks or more.

b. CAS is also used for testing US and Foreign Military Sales (FMS) weapon systems in the EC and threat representative target presentation, as well as for Research, Development, Test & Evaluation (RDT&E), Operational Evaluation (OPEVAL), range support, subscale target drone launch, and aerial refueling.

c. Customers for CAS under this contract include, but are not limited to, the U.S. Navy, other Department of Defense (DoD) departments, agencies and services, non-DoD Government agencies, and Foreign Military Sales customers.

d. This is a "dry" contract. Except as provided elsewhere herein, the contractor shall not be expected to purchase fuel.

e. This contract shall incorporate a broad range of aircraft capabilities to meet mission requirements.


--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------
C-3 REFERENCES

Publication       Title

DoD 5220.22-M    National Industrial Security Program Operation Manual (NISPOM)
DoD 5500.7R      Joint Ethics Regulation (JER)
SECNAVINST       Use of Department of the Navy Aviation Facilities by other than
3770.1C          United States Department of Defense Aircraft
AFI 10-1002      Agreement for Civil Aircraft Use of Air Force Airfields
AFI 10-1001      Civil Aircraft Landing Permits

OPNAV1NST 3710.7 NATOPS General Flight and Operating Instructions

NWP 6:02.I       Multiservice Air-Surface, Surface-Air Brevity Codes USAF
                 publication AFJPAM 10-228)
FXP-2            Fleet Exercise Publications - 2
FXP-3            Fleet Exercise Publications - 3
ATP-1B           Allied Tactical Publications
FACSFACS         Operations Manual
VACAPESINST
3120.1 (series)
FACSFACS SAN     Operations Manual
DIEGOINST 3120.1
(series)

C-4 DEFINITIONS AND GLOSSARY OF ACRONYMS

Aborted Mission. An unsuccessful mission with zero successful mission time. Aborted missions may be the result of CFE malfunction, contractor personnel, or other contractor error or failure to provide the number of simultaneously airborne aircraft required. Examples of aborted missions: (1) On a tow mission with contractor-maintained GFE tow equipment, the target cannot be deployed while on station. Zero successful mission time results. (2) The flight schedule requires four Type II, Pod mission and one Type II, Pod mission aircraft to be airborne simultaneously, conducting missions against two different customers. The contractor provides only three Type II, Pod mission and one Type III, Pod mission aircraft. One Type II, Pod mission is aborted, even if the aircraft airborne are able to partially or completely fill the Type II, Pod mission requirement.

Commercial-derivative aircraft. Aircraft originally designed, developed, manufactured by commercial companies and certified by the Federal Aviation Administration (FAA) (or equivalent foreign agency) with a Standard Airworthiness Certificate, to perform civilian flying missions.

Deployment. Periods of contract flight activity conducted entirely at airports remote from the contractor's home base or permanent operating sites where the aircraft does not return to the home base or permanent operating site at night.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

Ferry Missions. A flight flown at the direction of the Government for the purpose of repositioning contractor aircraft.

Former military aircraft. Aircraft specifically designed, developed, and manufactured with Government funds (US or foreign) to perform unique military missions and certified by a US or foreign military agency to perform those missions.

Joint Tactical Combat Training Systems (JTCTS). Periods of at-sea air crew tactical combat training capabilities to support an entire expeditionary force and the land-based capability for air crew training.

Operations. Periods of flight activity supported out of the contractor's home base, permanent operating sites, or deployment sites.

Primary aircraft. Aircraft of any mission type that can be scheduled within 24-hours advance notice.

Secondary aircraft. Aircraft of any mission type that can be scheduled with not less than 60 days advance notice. Once scheduled, in some instances changes in scheduling may be on the same basis as that for Primary aircraft.

Slick aircraft. Slick aircraft are FAA certified aircraft, which need not include any CAS mission specific equipment.

Simultaneous Presentation. The number of aircraft of a given type required to be airborne at the same time providing the same or different type(s) of services to the same or different users.

Successful Mission. A mission will be considered successful if the aircraft is flying and providing scheduled service in the scheduled operating area. If desired service cannot be provided due to malfunction(s) of equipment the Government is required to maintain, only the portion of the flight prior to such failure plus the recovery time via the most direct route will be counted as billable time.

Surge aircraft. Aircraft that are neither Primary nor Secondary aircraft, but which are capable of performing the required mission. Surge aircraft are extra aircraft the contractor is encouraged to provide when more missions are planned than the contractor is expected to meet with ordered Primary and/or Secondary aircraft.

Utility Flight. A flight flown at the direction of the Government for the purpose of transporting mission equipment in support of specific tasking.

See Section C - Annex (2) for Glossary of Acronyms

--------------------------------------------------------------------------------

                                N00019-02-D-3157
               SECTION C - REPLACEMENT PAGES - MODIFICATION P00001
--------------------------------------------------------------------------------
TYPE I: LOW PERFORMANCE PROPELLER DRIVEN
        CAPABILITY - AIRCRAFT (CLINs OX01 - 0X03)

Examples of missions for which this type of aircraft may be used are:

Basic Mission (CLINs OX01 through 0X03): Typical profiles include, but are not limited to: (1) Antisubmarine Aircraft Control (ASAC) and Basic AIC or TRACK training to neophyte controllers. (2) Radar Intercept Officer or fighter/attack pilot training wherein the contractor flies against fighter aircraft to provide simple, slow speed targets for elementary Radar Intercept Officer or fighter/attack pilot training. Typical profiles include a minimum of six, 50 nautical mile (NM) run-in legs at altitudes from sea level to 25,000 feet mean sea level (MSL), at best cruise speed. (3) Simulation of aircraft attempting to bring contraband into the United States with Fighter surveillance aircraft attempting to detect and intercept the aircraft. Typical scenarios include a 200 NM track, followed by return to base. (4) Shipboard detection and countering of small, civilian type aircraft. Typical scenarios include not fewer than four, 50 NM run-in legs at sea level. (5) Utility and Ferry.

                      TYPE I - PERFORMANCE REQUIREMENTS

Speed/Altitude        Minimum sustainable at least 90 knots calibrated air speed (KCAS) at sea level; capable of not less than 180 knots true air speed (KTAS) between 200 feet and 25,000 feet MSL

Ceiling:              25,000 feet MSL

Turn:                 2G turns at 60 degrees of bank below 14,000 feet

Range:                unrefueled visual flight rule (VFR) range of 1000 NM

Time On Station:      4.0 hours assuming enroute distance of 100 NM each direction.

Radar-Cross-          N/A
Section (RCS):

Configuration/        Equipped and configured in accordance with paragraph C-7 and Section C -
Special Equipment:    Annex (3).

Additional            Capable of over water operations up to 100 NM from nearest land.
Performance
Criteria:

Substitution of       With advanced Scheduling Officer (SO) approval, Type I aircraft may be
Aircraft:             substituted for Type II missions; however, payment will be at the Type I rate.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

                 TYPE I - SIMULTANEOUS PRESENTATION REQUIREMENTS

CLINs                Minimum Number of Aircraft       Permanent Operating Site
                     required for simultaneous
                           presentation
OX0l and 0X02                   1                           East Coast
0X03 and 0X02                   l                           West Coast

TYPE II: BUSINESS CLASS JET CAPABILITY - AIRCRAFT (CLINS OX04 - OXO9)

Examples of missions for which this type of aircraft may be used are:

Basic Missions (CLIN 0X04 through 0X09): Typical profiles include, but are not limited to: (1) Basic target services to each requesting unit, e.g., military aircrews and/or weapons controllers, U. S. Navy Surface Combatants for continuation and upgrade training, and test and evaluation (T&E) activities. Typical scenarios include up to six, 50 NM run-in legs at altitudes from sea level to 40,000 feet MSL, at speeds varying from maximum endurance to maximum velocity (Vmax). (2) Threat fighter/bomber aircraft, to be engaged by airborne and/or ground or ship-based equipment. (3) Utility, Ferry, and Passenger. (4) ECM training presenting extremely complex EC waveforms. To accomplish this mission, two aircraft based on the East Coast and one aircraft based on the West Coast must be Lear 36 aircraft. Detailed internal system descriptions are provided in Section C - Annex (3). (5) JTCTS Mission. When equipped with Government-provided internally mounted equipment designed for real-time data collection, processing, storage, and transfer, function as a standoff data receiving/recording facilitator of USN and US Air Force (USAF) training exercises. Remain well clear of "orange" vs. "blue" exercise engagements, yet within range to gather relevant performance data from participating orange and blue aircraft.

Pods Missions (CLINs 0X04 through 0X07 plus any additive mission rate in CLIN
OXl7). Carry EA pods and chaff dispensers.

Tow Missions (CLINs 0X04 through 0X07 plus any additive mission rate in CLINs OX18 through 0X22). Carry targets or banners using Government Furnished Equipment (GFE) or Contractor Furnished Equipment (CFE) tow reels.

For informational purposes only, historically, the mix of missions flown has been: AIC/ASAC/TRACK aircraft: 2 - 3 hours 80% of missions; 3 - 4 hours 20% of missions. Tow missions with single launcher, 2 hours 90% of missions; 2.5 hours 10% of missions. Dual tow launchers: 2 hours 85% of missions, 2 - 3 hours 15% of missions. Tow banner missions 2 - 3 hours. Pod missions 2 - 3 hours 80% of missions, 3 - 4 hours 20% of missions. Internal EA Suite missions 3 - 4 hours 95% of missions, 4 - 5 hours 5% of missions.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
               SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

                       TYPE II - PERFORMANCE REQUIREMENTS
(with or without external stores but with tow targets stowed)

Speed/Altitude:     Must have sufficient thrust to fly safely throughout the flight envelope while achieving a service ceiling of at least 35,000 feet MSL with two low drag external stores, Mach .77 at 30,000 feet MSL; sea level speed of at least 300
                    KCAS.

Ceiling:            35,000 feet MSL; 25,000 feet MSL with tow reels mounted (one two-way reel and one one-way reel).

Turn:               2.7 G sustained turn below 14,000 feet MSL; 2.0 G with tow reels mounted
                    (one two-way reel and one one-way reel).

Range:              Required range is to be able to transit from the North American continent to
                    Hawaii with no external stores, using day VFR fuel reserves in accordance with 14 CFR Part 91.151, assuming a 50 knot head wind component. The desired range is as above, but non-stop from CONUS to Hawaii. The 7th East
                    Coast aircraft and 5th West Coast aircraft are not required to fly to Hawaii, but must meet on time on station requirements.

Time On Station:    Lear 36, 5 hours in slick configuration; others, 3 hours at 280 KCAS at sea level with 2 external pods. The 7th East Coast aircraft and the 5th West Coast aircraft must meet or exceed 2.5 hours endurance with one pod at 500 feet altitude.

RCS:                Equivalent to a small fighter aircraft (e.g., A-4, F-5, F-16, F/A-18). The desired RCS is 10 meters squared (M2) on the nose (plus or minus 45 degrees).
                    The maximum acceptable RCS is 20 M2 on the nose (plus or minus 45 degrees). The RCS is measured at 9.225 gigahertz (GHz).

Configuration/      At least one aircraft on each coast must be configurable and certified in
Special Equipment:  accordance with 14 CFR Part 135 to carry up to 5 passengers and/or up to 500 pounds of baggage at all times. Aircraft must be equipped and configured in accordance with paragraph C-7 and Section C - Annex (3)

Additional          2 aircraft on the East Coast must be Lear 36
Performance         1 aircraft on the West Coast must be Lear 36
Criteria:

Substitution of     With advanced SO approval, Type I aircraft may be substituted for Type II
Aircraft:           missions; however, payment will be at the Type I rate.


--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

                TYPE II - SIMULTANEOUS PRESENTATION REQUIREMENTS


CLINs                             Minimum Number of Aircraft        Permanent Operating Site
                                  required for simultaneous
                                       presentation
0X04 and 0X05                               7 *                            East Coast
0X04 and 0X05                               5 *                            West Coast
0X06 and 0X05                               1                      To Be Determined at time of
                                                                        Exercise of Option
0X07                                        0                                 None
0XO8 and 0X05                               1                      To Be Determined at time of
                                                                        Exercise of Option
0X09                                        0                                 None


* The contractor will be provided with notice at the six-month planning conference as to when twelfth aircraft must be available for simultaneous presentation. Except for these periods, the contractor must have eleven aircraft available and may schedule maintenance on the twelfth aircraft with concurrence of the Scheduling Officers.

TYPE III:    RESERVED
TYPE IV:     RESERVED
TYPE V:      RESERVED
TYPE VI:     RESERVED
TYPE VII:    RESERVED

Start-Up  (SLINs, OX03AB, OX06AB, and OX08AB:

The unit price shall include start-up costs (non-recurring) which may be associated with the initial exercise of this line item. If the OPTION SLINs, OX03AA, OX06AA, and OX08AA were exercised, the start-up cost would only apply to the initial performance period and not to any consecutive performance periods. However, if there were a lapse between performance periods, then a new start-up cost would apply for the new performance period.

ADDITIONAL SUPPORT AIRCRAFT (CLINs 0X16)

The contractor may be required to provide other military-derivative or commercial aircraft to support future requirements under this contract. The price for the services shall be negotiated and the Government shall provide a minimum of 60 days notice prior to the start of services.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

GFE EQUIPMENT INSTALLER / MAINTAINER (CLINs 0x17)

The contractor shall provide GFE installers and maintenance personnel to install, remove, and maintain GFE. Normal aircraft reconfiguration efforts must not be charged to this CLIN.

PILOT IN NON-FLYING STATUS (CLINs 0X18)

The contractor shall provide pilots for performing services other than flying, e.g. attending advanced meeting, scheduling meeting, and other non-flying requirements.

ADMINISTRATIVE/ TECHINAL DATA (CLINs 0X19)

Administrative/Technical Data shall be provided in accordance with the attached Contract Data Requirements List (CDRL), DD Form 1423, Exhibit A, A00l - A003, of this contract.

PODS MISSION FOR TYPE II ARICRAFT (CLINs 0X22)

See description of services in the descriptions for Type II Aircraft.

TOW MISSION BY TYPE II AIRCRAFT (CLINs 0X23 THROUGH 0X26)

See description of services in the description of Type II Aircraft.

OPERATIONAL REPRESENTITIVE (CLINs 0X28)

The Contractor shall provide a ground representative during extended deployments to carry out the duties outlined in paragraph C-l l entitled Deployments, sub paragraph (h). The Operational Representative under CLIN 0X24 is responsible for the integration function involving other contractors participating in the exercise. This includes coordinating ramp space and GFE, notification of briefings, etc. The contractor shall provide a maximum of four (4) Operational Representatives.

--------------------------------------------------------------------------------

N00019-02-D-3157 SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

ELECTRONIC WARFARE OFFICER/SPECIAL MISSION EQUIPMENT (EWO/SME) OPERATOR (CLN
0X29)

The EWO/SME operator must be qualified and have a verifiable background and hands-on experience in the following GFE prior to being assigned to any mission. For new GFE added after contract award, the EWO/SME operator must successfully complete training offered by the Government within 30 days after receipt of equipment. Training for additional or replacement personnel shall be at contractor's expense. The on-site Contracting Officer's Representative (COR) or the Scheduling Officer (SO) will schedule the EWO/SME operator in advance of mission.

*  ALQ-176 POD
* Military Identification Friend or Foe (IFF) systems (AN/APX-72 and AN/APX-100)(with CMS)
*  ALQ-167 POD
*  AST-4/6 PODs
*  Chaff dispensing system such as the ALE-2, ALE-43, etc.
*  Ancillary support systems for all of the above systems/equipment
*  USQ-1 13 Communications Jammer

AIRCRAFT MODIFICATIONS: SPECIAL EQUIPMENT (CLNs 0X30 through 0X39)

When ordered by the Government, the contractor shall obtain and install special equipment specified in CLINs 0X30 through 0X39. See Section C - Annex (3). The equipment will become Government property subject to the applicable Government property clause, Section G, of the contract.

TRAVEL/PER DIEM (CLIN 0X42)

a. Area of Travel. Performance under this contract may require travel by contractor personnel. If travel, domestic or overseas, is required, the contractor is responsible for making all necessary arrangements for its personnel. These include but are not limited to: medical examinations, immunizations, passports/visas/etc., and security clearances. All contractor personnel required to perform work on any U.S. Navy vessel shall obtain boarding authorization from the Commanding Officer of the vessel before boarding.

b. Travel Policy. The Government will reimburse the contractor for allowable travel costs incurred-by the contractor in performance of the contract in accordance with FAR Subpart 31.2 and applicable Government regulations. The COR must approve all requests for travel and per diem reimbursements in excess of JTR limits in advance. Examples of authorized TAD include attending training required by the Government and participating in deployments and exercises that require an overnight stay away from the designated or home base. Travel and per diem costs incurred in the replacement or relocation of personnel will not be reimbursed when such replacement or relocation is for the contractor's or employee's convenience.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

c. The Government reserves the right to return contractor personnel to their designated base of operations when extended periods of non-flight operations occur during a deployment.

d. Travel.

         (l) The contractor shall be paid on the basis of actual amount paid to the extent that such travel is necessary for the performance of services under the contract and is authorized by the COR in writing. The contractor's invoices shall include receipts or other evidence substantiating actual costs incurred for authorized travel. In no event will such payments exceed the rates of common carriers.

         (2) When transportation by privately owned conveyance is authorized, the contractor shall be paid on a mileage basis not to exceed the applicable Government transportation rate as contained in the applicable Government regulations. Distances traveled between points shall be shown on invoices as listed in standard highway mileage guides. Reimbursement will not exceed the mileage shown in the standard highway mileage guides.

         (3) The contractor shall, in the performance of necessary travel, use the lowest cost mode commensurate with the requirements of the mission as set forth in the basic contract and in accordance with good traffic management principles. When it is necessary to use air or rail travel, the contractor shall to use coach, tourist class, or similar accommodations to the extent consistent with the successful and economical accomplishment of the mission for which the travel is being performed.

         (4) Car Rental. The contractor shall be reimbursed for car rental upon approval by the SO.

e. Per Diem.

         (l) Per Diem shall be paid to the contractor only to the extent that an overnight stay is necessary and authorized by the SO. The authorized per diem rate shall be the same as the prevailing per diem in the worksite locality. These rates will be based on rates contained in the applicable Government Regulations. The applicable rate is authorized at a flat seventy-five (75%) percent on the day of departure and on the day of return. The contractor shall provide receipts for all lodging costs.

         (2) The Government reserves the right to require contractor personnel to be billeted in adequate or inadequate Government quarters and will provide travel orders in such case.

f. Shipboard Stays. Whenever work assignments require temporary duty aboard a Government ship, the contractor shall be reimbursed at the per diem rates identified in JTR.

g. If the Government has canceled a requirement or the contractor has been released early, and the contractor has been required to pay in advance for lodging, airfare, and is unable to obtain reimbursement from the hotel, airfare, or rental car company, reimbursement of otherwise

--------------------------------------------------------------------------------
                                 Page 37 of 90

                                N00019-02-D-3157
               SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

allowable expenses will be allowed with COR approval. The contractor must provide documentation from company that cites refusal to refund the deposits or prepayment.

h. Travel Claims. Travel claims must be submitted within 30 days of the completion of travel.

MATERIAL/SHIPPING (CLIN 0X43)

a. Material provided under this line item is over and above that material priced in the flight hour unit price as material necessary to perform the services specified in Section C. Expendable material costs for items such as office supplies and tools of the trade shall be absorbed by the contractor in its overhead rate. Examples of allowable charges to this line item include, but are not limited to: airport use charges; transportation taxes; landing fees; and the cost of fuel when Government provided fuel is not available. Also included is the maintenance of all GFE tow reels and related equipment and the provision of all targets and consumables.

b. With prior COR approval, costs for obtaining or modifying Supplemental Type Certificates (STC) not listed elsewhere in the contract are allowable costs under this line item. The Government will receive unlimited rights as defined by DFAR 252.227-70l3 for any STC or STC modification developed and reimbursed under this contract.

c. Property procured under this line item shall become property of the Government subject to the Government property clause in this contract.

C-6 OPERATION OF AIRCRAFT

Note: When the requirements of this Performance Work Statement (PWS) exceed the minimum requirements of 14 CFR, this PWS takes precedence. All avionics systems must be installed and maintained in accordance with the manufacturer's specification as delineated in 14 CFR Part 43.

a. All commercial-derivative aircraft must be certified to fly in actual and forecast icing conditions. Commercial-derivative helicopters need not be certified to fly into forecast icing conditions. Former military aircraft, regardless of source, must meet their original design standards for this condition.

b. Definitions contained in 14 CFR Part l apply to all situations and conditions related to flight operations, aircraft maintenance, and flight crew certifications and qualifications, except as noted or defined otherwise herein.

c. All aircraft must have an FAA airworthiness certificate. For aircraft operations which full 14 CFR Part 135 operation is stipulated or required, aircraft must be certificated with a FAA Standard Category airworthiness certificate. For non-Part 135 missions, Commercial-Derivative aircraft must have either a Standard Category or Restricted Category airworthiness certificate.

--------------------------------------------------------------------------------
                                 Page 38 of 90

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

Any new operation in the "Experimental Category" of any aircraft requires COR advance approval.

d. Notwithstanding the number of aircraft seats, the contractor's commercial-derivative aircraft must be maintained in accordance with 14 CFR Part
135.411 (a) (2). Former military aircraft must be maintained under an FAA approved maintenance plan.

e. Installation and infrastructure modifications and flight approvals to carry any external stores must be FAA certified. The contractor will provide applicable FAA STCs for Types I and II (commercial-derivative) aircraft.

f. All aircraft shall be operated in accordance with applicable Government aeronautical regulations, including USN, USAF, and local military flying directives, including foreign government requirements. The contractor will comply with DoD requirements for operation of civil aircraft in support of military operations. Submit DD Form 2400 - Civil Aircraft Certificate of Insurance, DD Form 2401-Civil Aircraft Landing Permit, and DD Form 2402-Civil Aircraft Hold Harmless Agreement, through the TO BE DETERMINED AT CONTRACT AWARD. These agreements and any other that may be specified must be kept current during the entire period of operations under the contract.

g. The contractor will obtain and maintain USAF Air Mobility Command (AMC) certification to carry passengers and cargo prior to conducting the first such mission under this contract. If there is a conflict between the aircraft configuration and aircrew qualification requirements set forth herein and the AMC certification, the AMC requirements shall take precedence. AMC Qualifications are in accordance with Section H and the requirements below. The Liquidated Damages clause, 52.211-11, does not apply to flights primarily scheduled to carry passengers and cargo. When the Government elects to proceed under Section H clause 5352.247-1002, references to "the number of miles/trips" in the clause is taken to mean the number of hours scheduled for the trip. These following requirements apply to scheduled passenger and cargo flights.

         (1) All aircraft must be listed on air carrier's certificate, and flight crews must be trained, qualified, and scheduled in accordance with Federal Aviation Regulation Part 135 rules. This applies even when the contracted operations fall under FAR Part 91, or other FAR.

         (2) Pilots shall be responsible for computing and documenting the weight and balance for all DOD flights and for assuring that the gross weight and center of gravity do not exceed the aircraft's limitations. Actual or interrogated weights must be used. Completed weight and balance forms from DOD flights will be maintained for a minimum of 30 days.

         (3) The Contractor shall maintain the last 30 days documentation for all DOD flights to demonstrate compliance with the flight locating requirements of FAR 135.79.

         (4) Single-engine aircraft shall be limited to flight during daylight hours and under Visual Flight Rules (VFR) conditions only. Daylight hours are defined as 30 minutes before official sunrise to 30 minutes after official sunset; or in Alaska during extended twilight hours when terrain features can be readily distinguishable for a distance of at least one mile.

         (5) All DOD passenger charters will be flown under Instrument Flight Rules (IFR) to the maximum extent possible.

         (6) Reserved

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

h. Reserved

i. Aircraft provided under this contract are considered transient military aircraft and not subject to landing fees at DoD-controlled airfields.

j. Government or contactor personnel providing direct support to a mission may fly aboard the aircraft in furtherance of their official duties. Other personnel may be allowed to fly aboard contractor aircraft only as approved by the SO or COR.

C-7 EQUIPMENT REQUIREMENTS

a. Commercial-derivative aircraft must meet each requirement (paragraphs (1) through (6). Former military aircraft must meet the requirements denoted by an asterisk (*)).

         (1) *Aircraft must be equipped with communications and navigation capability as required. Within the context that these aircraft may deploy worldwide, the contractor will comply with other FAA, International Civil Aviation Organization (ICAO) or foreign nation equipment prerequisites, and shall be solely responsible to provide such equipment.

         (2) *Complete set of wiring and schematic diagrams covering all equipment installed onboard the aircraft must be maintained. This information will be available at the home base and at permanent operating sites and available for Government inspection and use.

         (3) Type II aircraft. The contractor shall provide at least one coaxial cable for video to at least one pylon on each side of the aircraft. The aircraft must be capable of carrying and employing:

            (a) a combination of any two of the following external stores simultaneously: Air Combat Maneuvering Instumentation (ACMI) pod, ALQ-188, ALQ-167, ALE-43, AST-6, Large Area Tracking Range System (LATRS), or other current EA pods; and

            (b) one, two-way tow reel (either RM-30 or MTR-101 or equivalent) and one, one-way tow reel (Meggitt Industries LTC-2 or equivalent), or one of the reels and one of the pod options. The Government may provide either or both RM-30 and MTR-101 tow reels. The aircraft must be certified/certifiable to carry both types of tow reels plus any equivalent type provided by the contractor as CFE. The Government will provide C-9492/ALQ Control Indicators and the USN Universal Control Box (UCB) (standard and mini-UCB) for use with EA pods as appropriate. The contractor's aircraft must be configured to use either control box, interchangeably. The Government will maintain all GFE EA and ACMI pods and control boxes. The Government will provide interface control documents for all GFE EA equipment to be utilized in the training missions, to include pods and internal suite systems. The Government will reimburse the contractor for all tow reel consumables, regardless of whether the reels are GFE or CFE.

         (4) Reserved

--------------------------------------------------------------------------------
                                 Page- 40 of 90

                                N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

         (5) All installation, internal wiring, and umbilical wiring to external stores on the aircraft are the contractor's responsibility.

         (6) Type II: The Government will provide and maintain all JTCTS-unique internal and external equipment required to perform these missions. The contractor shall maintain all interface wiring. As this requirement matures, the contractor may be required to work with the Government to integrate this equipment into its aircraft, including STCs if required, at Government expense. Preliminary/prototype equipment may be provided during the first contract year, with production equipment provided during the first option year.

b. Additional Standards for DoD Contract Air Operations under Federal Aviation Regulation Part 135 (Noncommuter) (Passenger). These requirements apply to scheduled passenger and cargo flights.

         (1) Must have two or more engines (except for helicopters, float planes, and aircraft supporting U.S. Army Corps of Engineers operations-only missions).

         (2) Must meet the IFR performance requirements of FAR 135.181.

         (3) Must be turbine powered if more than nine passengers are carried.

         (4) Must be maintained in a good state of repair and appearance. Aircraft showing deterioration or neglect such as unrepaired cracks, punctures, loose rivets, missing fasteners, deterioration of interior, paint, or windows are unacceptable for DOD use. These concerns are in addition to airworthiness requirements.

         (5) Must have on board, a complete set of aeronautical charts, and approach plates (for each required pilot), covering the area of operation.

         (6) Must have a first-aid kit and emergency equipment, accessible to the passengers and appropriate to the environment of operation.

         (7) Must have approved life preservers for overwater flights in accordance with FAR Part 91.205b(12), and helicopters will have emergency flotation gear (pop-out) or standard flotation gear (fixed floats).

         (8) Aircraft operated single pilot for the DOD must possess the following navigation and communication equipment:

        (a) Directional gyro
        (b) Artificial horizon
        (c) Rate of turn indicator
        (d) Vertical speed indicator
        (e) One type of FAA-approved navigation equipment such as an automatic direction finder (ADF) receiver system, with ADF indicator; VOR; global positioning system (GPS)/Loran, etc. A GPS must be available for operations in remote areas where other navigational aids are not available.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

        (f) One ATC transponder for all Navy shipboard operations.
        (g) An emergency locator transmitter (ELT).
        (h) At least one Very High Frequency (VHF) receiver and transmitter.

     (9) In addition to the information in (8) above, aircraft operated with two pilots for the DOD shall be equipped for IFR operations and possess the following navigation and communication equipment.

        (a) Two independent navigation systems suitable for the location served, at least one navigation system will include VOR/DME capability.

        (b) Dual VHF receivers and transmitters.

        (c) Capability to perform a precision approach other than a ground controlled approach (GCA).

        (d) A transponder.

     (10) The second-in-command (SIC) position (when required to be filled) must include the following operable equipment:

        (a) The ability to manipulate all primary and auxiliary flight controls, lift/drag devices, and landing gear.
        (b) Airspeed indicator.
        (c) Altimeter.
        (d) Artificial horizon.
        (e) Gyroscopic direction indicator or equivalent.
        (f) An independent navigation system

C-8 PERSONNEL

a. The contractor's pilots and aircrew members shall be scheduled in accordance with 14 CFR Part 135.267 criteria. Flight crew duty limitations shall apply to dual qualified personnel only on days that they are performing as pilots. For Types I and II flight crews must be trained, qualified, and scheduled in accordance with FAA Part 135 rules. This applies even when contracted operations fall under FAA Part 91, or other FAA.

b. The contractor's pilot in command (PIC) has the final authority to determine whether an aircraft is airworthy, whether to launch or terminate a mission, and to deny boarding to anyone. PICs in aircraft Type II shall have previous military tactical aircraft pilot designations, such as, but not limited to, fighter, attack, reconnaissance, electronic warfare, airborne early warning, or antisubmarine warfare, or a minimum of one year's experience in flying aircraft to provide training similar to this contract for the military.

c. All crew members shall be familiar with mission responsibilities, contract requirements, and brevity code words and training rules specified in (ATP 1 B) AFI 11-214 and FAA Handbook 7610.4 (most current suffix).

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

d. Additional Standards for DoD Contract Air Operations under Federal Aviation Regulation Part 135 (Noncommuter) (Passenger) These requirements apply to scheduled passenger and cargo flights.

    (1) A pilot-in-command (PIC) and SIC shall be used:

         (a) For all fixed-wing, whole-plane charters, except for flights supporting US Army Corps of Engineers operations-only missions.

         (b) If the aircraft certificate requires a two-pilot crew, or has seating configuration for ten or more passengers.

         (c) When the aircraft is operated under IFR.

     (2) The PIC and SIC (when required), shall have at least 250 hours combined experience in their respective positions in the type of aircraft being operated. Type (as defined in FAR 135.293b) means any one of a group of airplanes as determined by the FAA to have a similar means of propulsion, the same manufacturer, and no significantly different handling or flight characteristics. For helicopters, type (as defined in FAR 135.293b) means a basic make and model.

         (a) The PIC's SIC time does not count towards the 250-hour requirement.

         (b) The PIC shall have 1,500 hours total pilot time and have logged 100 hours PIC time in the past 12 months.

         (c) The PIC shall have at least 10 takeoffs and 10 landings, and 50 hours in the type and model aircraft being operated.

         (d) Float plane PICs must have at least 250 total hours in floatplane operations.

     (3) The PIC and SIC (when required), shall be IFR qualified; i.e., both shall hold a commercial instrument rating for all DOD flights regardless of the weather or type of flight plan filed. (Not required for operations restricted to VFR only).

         (a) Both pilots shall meet the currency requirements of FAR 135.247.

         (b) The PIC shall have a current FAR 135.297 instrument proficiency check and a current FAR Part 135.293 competency check.

         (c) The SIC shall have a current FAR 135.293 competency check to include as a minimum one precision approach, one nonprecision approach, and one missed approach. The SIC shall meet the instrument currency requirements of FAR 61.57(c).

            (i) If the SIC is assigned to pilot only one type of aircraft for the DOD, that pilot shall meet the instrument requirements of this section in that type of aircraft.

            (ii) If the SIC is assigned to pilot more than one type of aircraft for the DOD, that pilot shall meet the instrument requirements of this section in each type of aircraft and the check shall alternate between the different types of aircraft that the pilot operates for the DOD.

e. Personnel assigned to operate EA equipment shall be knowledgeable of friendly and enemy EA tactics and techniques.

f. Individual maintenance personnel shall possess specialized technical expertise required to support the contractor's fleet. All shall be trained to accomplish tasks such as aircraft towing,

--------------------------------------------------------------------------------

                              N00019-02-D-3157
             SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

refueling/defueling, chaff loading/unloading, recovery, drone carriage and launch, tow target and reel loading/unloading, and aircraft deicing, etc. using contractor-developed checklists. Where applicable, these individuals shall be Government-certified before performing such operations on military airfields and possess appropriate licenses if applicable. The Government will assist the contractor to obtain these qualifications and licenses.

g. Personnel performing in-flight refueling operations shall have appropriate training and any necessary qualifications for their respective roles, i.e., either tanking or receiving fuel. Inflight refueling qualification/refresher training is the responsibility of the contractor.

h. The contractor shall provide real-time, person-to-person scheduling support 24 hours a day, seven days a week at permanent operations sites, one (1) at FACSFAC VACAPES and one (l) at FACSFAC San Diego, and at deployment sites. The contractor shall designate a point of contact (company dispatcher, duty of ficer) for rapid response after duty hours. The Contractor Representatives shall have authority to schedule and assign contractor aircraft and crews in response to Government requirements. The Contractor Representatives shall interface between the Government and the contractor and shall:

     (1) maintain close liaison with SO in matters regarding contractor's aircraft.

     (2) report all aircraft accidents and incidents immediately, by the most expeditious means, to the Program Manager and Procuring Contracting Officer
(PCO).

     (3) provide contractor flight crews with comprehensive mission information. This shall include all mission particulars in the initial scheduling pre-exercise message (PRE-EX) information provided by the unit receiving services, in addition to voice call information provided by the scheduling of fice;

     (4) become familiar with applicable exercises in the Confidential Fleet Exercise Publication (FXP) and Allied Exercise Publication (AXP) Series publications; and, in turn, ensure that contractor flight crews are familiar with these exercises and other required regional operational instructions; and

     (5) provide coordination between contractor representative at the various Government scheduling activities for the best utilization of contractor assets.

i. All contractor personnel shall comply with local policy and regulations while aboard any military installation. Contractor employees shall be readily identifiable as contract employees through appropriate attire and badges while performing services under this contract.

j. All contractor personnel who deal with any classified material shall have an appropriate security clearance. All contractor aircrews and any other personnel who, in the conduct of their normal work would be aboard the aircraft during a classified mission, including EA technicians, shall have SECRET security clearances.

--------------------------------------------------------------------------------
                                 Page 44 of 90

                                N00019-02-D-3157
            SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

C-9 MISSION PLANNING AND OPERATIONS

a. Under the Commander, Naval Air Systems Command, Program Manager Air (PMA) 207 is the overall CAS Program Manager. Depending on the mission and the customer, PMA 207 will designate scheduling offices to execute administrative tasks such as mission scheduling and coordination, travel order issuance and liquidation, and invoice certification.

b. Mission planning and scheduling occurs at three levels:

     (1) Long-range planning covering the next six months is conducted at semi-annual program reviews. A rolling, six month schedule is posted on the web, and updated monthly.

     (2) The contractor shall meet with the SO at each operating site once a month to discuss long-term requirements and potential aircraft scheduled maintenance adjustments.

     (3) The SO publishes a weekly schedule providing the units to be supported, date, approximate time, scheduled airspace, number of missions and presentations required. The weekly schedule is updated as required in conjunction with the Fleet scheduling procedures at each designated scheduling office. No special operational weekly scheduling arrangements will be made to meet contractor maintenance requirements. The on-site SO will brief the on-site Contractor's Representative regarding details of each mission.

c. Once this weekly schedule is published, the Government will give the contractor 24 hours advance notice before assigning any additional tasking for primary aircraft. Additional tasking is defined as a new requirement, not previously scheduled during the scheduling period.

d. The Government may or may not order flight services on any given day.

e. Flight operations may be scheduled and conducted at any time, 24 hours a day, seven days a week. However, the normal schedule for flight operations is Monday through Friday, 0600 to 2000, local time. The weekly schedule will identify when operations are required outside of this period or are of longer duration than 14 hours per day. During periods of intensive test operations or major exercises, it is not uncommon for flight operations with all aircraft involved to run in excess of 14 hours a day, seven days a week for multiple weeks. When this type of schedule is anticipated to last one week or longer, the Government will attempt to give the contractor at least 30 days advance notice.

f. All flight operations must be authorized through the Government's on-site SO. The Government will NOT pay for any flight or any other action that the on-site SO did not schedule prior to the flight or action. The on-site SO at FACSFAC VACAPES (Virginia Beach) will coordinate the Government's requirements and schedule all missions for the East Coast and the on-site SO at FACSFAC San Diego will schedule all missions for West Coast and Western Pacific (WESTPAC) operations. The on-site SO at FACSFAC Det. Pearl Harbor will coordinate the Government's requirements for all training missions in the Middle Pacific (MIDPAC) operating areas.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

g. The Government will give the contractor a minimum of 60 days advance notice before scheduling secondary aircraft and will normally provide tasking under short-term, temporary assignments. Once activated under temporary assignment, secondary aircraft are considered. primary aircraft for the duration of the task assignment, and fall under the scheduling criteria for primary aircraft (i.e., 24-hours advance notice). During temporary assignments, the contractor shall ensure these aircraft will require no scheduled maintenance that will impact operational scheduling. However, during extended deployments (more than two weeks) the Government will take into consideration operational and scheduled maintenance conflicts where feasible. If the Government requests, and the contractor accepts, additional tasking within this 60-day window, the contractor shall be fully accountable under the provisions of the contract for fulfillment of the missions.

h. In the event that Government needs a simultaneous presentation greater than that required under the contract, the Government can request the contractor to provide surge aircraft. Providing surge aircraft is at the contractor's discretion. Surge aircraft are billed under the line items identified as surge aircraft.

C-10 BASING AIRCRAFT

a. The Government has designated a permanent base for the Types I and II primary aircraft on the West Coast at NAS North Island, CA. The Government will provide facilities at NAS North Island at no cost to the contractor and no cost to use the facilities at NAS North Island should be included in the flight hour unit price.

b. The contractor shall negotiate use of facilities for an East Coast permanent base for the Types I and II primary aircraft on the East Coast within 100 NM of NAS Oceana, Virginia and should therefore include all costs therefor in the flight hour unit price. The Government will not reimburse the contractor for ferry expenses greater than 100 NM from NAS Oceana, VA. If the facility the contractor selects does not have a Government fuels contract, the contractor shall be reimbursed for fuel only up to the Government contract fuel rate. Current Government contract fuel rate can be obtained from the COR.

c. The Contractor shall comply with SECNAV Instruction 3770.1C, Use of Department of the Navy Aviation Facilities by Other than United States Department of Defense Aircraft (instruction may be viewed at web site: http://neds.nebt.daps.mil).

d. Reserved.

e. Secondary and surge aircraft may be permanently based at locations of the contractor's choosing. If the facility the contractor selects does not have a Government fuels contract, the contractor shall be reimbursed for fuel only up to the Government contract fuel rate. Current Government contract fuel rate can be obtained from the COR.

f Reserved.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
               SECTION C - REPLACEMENT PAGES - MODIFICATION P00001



g. Reserved.

h. Items provided as GFE at each permanent base are listed in Attachment (l) of Section J.

i. At home base and at all permanent operating sites, the contractor shall provide all equipment and facilities required to support operation and maintenance of the aircraft. In addition, the contractor shall maintain a full-time facsimile machine for receipt/transmission of documents and a non-proprietary format (such as POP-3 or IMAP) Internet electronic mail account to receive and coordinate mission information, tasking, and general administrative matters.

C-11 DEPLOYMENTS

a. Since this contract provides for services world-wide, the contractor shall be able to deploy its aircraft, personnel, and required support equipment to perform at any airfield capable of supporting its aircraft. The only additional cost allowable for deployed operations are travel and per diem for personnel, and shipping if necessary. If aircraft or aircrew substitutions are accomplished at the contractor's request during a scheduled deployment, transit to and from the deployment base to accomplish the substitution must be entirely at contractor expense unless otherwise approved by the SO prior to the substitution.

b. At least 90 days prior to WESTPAC deployments and 30 days prior to any other deployment, the SO will schedule a pre-deployment planning meeting with the contractor to ensure coordination of requirements, services and accommodations.

c. For purposes of computing deployment duration, the date aircraft depart from the contractor's home base is the first day of the deployment and the date aircraft return is the last day. If due to the contractor's own fault the deployment is extended, no payment for additional costs incurred during this extension of the deployment will be made.

d. Unless otherwise stipulated in relevant Task Orders for particularly maintenance intensive aircraft, the Government will reimburse the contractor for per diem and travel expenses of maintenance personnel only in accordance with the following matrix. (This matrix does not limit the number of unreimbursed maintenance personnel the contractor may deploy.). This matrix table applies to Types I and II aircraft, all other aircraft types will be negotiated in accordance with maintenance needs.

                        Days TDY / Maintenance Personnel
---------------------------------------------------------------------
No of A/C     1 Day     2 Days   3 Days      4 Days   5 or more days
---------------------------------------------------------------------
   l          None         l        1           1          1
   2          None         1        1           1          1
   3           1           2        2           2          2
   4           1           2        3           3          3
   5           1           2        3           3          3
   6           1           3        3           3          3

--------------------------------------------------------------------------------
                                 Page 47 of 90

                             N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001


e. The contractor shall plan, schedule, ship, and deploy its personnel and equipment, including all GFE equipment for which the contractor is responsible for maintenance.

f. When ordered by the SO as part of the deployment tasking, an additional contractor representative shall be authorized under CLIN 0X28 to be on the ground throughout the deployment to coordinate flight and ground operations with the SO. If an additional representative is not required, the contractor's senior representative at the deployment site shall:

     (l) Assure attendance of pilots at required procedure and mission briefings.

     (2) Assure contractor aircraft launch in sufficient time to arrive at designated stations on time.

     (3) Coordinate all maintenance, servicing, logistics, crew transportation, contractor personnel briefings, security clearances/vehicle registrations, and equipment/facility custodial functions in support of contractor operations.

     (4) Configure/reconfigure contractor aircraft as directed by the SO.

     (5) Coordinate submission of required debriefing materials following each mission.

     (6) Provide a synopsis of flight hours and sorties completed.

g. Release by the Government. When all flights for a particular deployment have been completed, the SO will notify the contractor representative that the deployment is complete. Following this notification, the contractor representative shall complete and implement arrangements to return the aircraft, personnel and equipment to their home base. The contractor is "released" when all aircraft arrive at their home base.

C-12 PROGRAM COORDINATOR

Note: The contractor for LOTl(CLINs OX01 through 0X49) shall be the Program Coordinator of all deployments with the LOT 2 and LOT 3 contractors.

a. In the event that more than one contract is awarded from this solicitation, the contractors will be expected to work together with minimal input from the Government. The Government places great emphasis on contractors and Government personnel working together as a team to ensure that the services are delivered in a timely, professional manner. Results will be assessed at each Program Management Review (see paragraph C-21) and will be part of all contractor evaluations.

b. The contractor awarded LOT l shall be responsible for coordinating the efforts of the LOTs 2 and 3 contractors and shall be the "Lead Contractor" for this entire contract effort. The LOT l contractor shall provide a single point of contact to the Government for all contractors in coordinating and executing operational activities ordered under these contract(s) which involve the LOT1 contractor. However, for exercises or missions that involve only LOT 2 and/or LOT 3 contractors, the LOT 2 and/or LOT 3 contractors shall directly interface with the Government.

--------------------------------------------------------------------------------
                                 Page 48 of 90

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

c. The LOT l contractor, "Lead Contractor", responsibilities include, but are not limited to, the following:

     (1) Coordinate and execute all day-to-day mission and deployment scheduling activities, including but not limited to, Prior Permission Required (PPR) requests, shipping, transportation and lodging requirements, and rental automobile and cellular telephone sharing.

     (2) Within the limits of assets provided by the Government, coordinate, schedule and prioritize such items as ramp space assignment, GFE and GSE for normal operations and for deployments.

     (3) Maintain GFE identified in Section H.

         d. The contractor awarded LOTs 2 and/or 3 are "Team Contractors". Team contractors shall work directly with the LOT l contractor to resolve issues such as, but not limited to, scheduling, deployment planning, GFE and GSE sharing.

         e. Nothing in the "Lead Contractor / Team Contractor" arrangement set forth above shall be interpreted to limit access by any contractor to the Government for clarification of issues, identification of responsibilities, or settlement of disagreements.

C-13 INSURANCE REQUIREMENTS

In addition to the requirements of 5252.228-9501, the contractor shall obtain the types and amounts of insurance listed below. An approved program of self-insurance, as provided in FAR Part 28.308, may be substituted.

Aircraft Liability Insurance. The contractor shall possess not less than $l0,000,000.00 single limit liability aircraft liability insurance.

C-14 PHYSICAL SECURITY

The contractor shall be responsible for the physical security aspects of the work performed under this contract, including the security of all aircraft, associated vehicles, and equipment. Additionally, the contractor shall be responsible for GFE while in the contractor's possession and shall make provisions for adequate storage. Such storage at each designated base shall be located in one or more secure structures with a total storage area of approximately 200 square feet and physically located within close proximity of the aircraft. Lesser square footage may be required at other locations unless Government facilities are provided.

C-15 OPERATIONAL SECURITY

The contractor shall develop/submit a OPSEC plan in accordance with Section J, List of Attachments, Exhibit A, DD Form 1423, Contract Data Requirements List A004.

--------------------------------------------------------------------------------

                               N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

C-16 INFORMATIONAL SECURITY

a. The contractor shall possess a SECRET facility clearance within 90 days after contract award. As a minimum, the contractor shall possess a SECRET facility clearance at all primary bases of operation at the beginning of contract performance.

b. The work performed under contract as delineated in the attached DD Form 254 (Attachment 4) will involve contractor access to SECRET material at a Government or another contractor's facility and handling classified material up to and including SECRET COMSEC at the contractor's facility.

c. Within 120 days of award of the contract, the contractor shall obtain a full Communications Security (COMSEC) account which will include the STU-III voice/data terminals. STU-III data/voice terminals will be provided by the Government or authorized for procurement by the contractor. The COR with input from the contractor, will determine the exact number of STU-III's required. The Government will provide or authorize the contractor to acquire secure fax machines in accordance with MIL-STD-188-161 for use under this contract. The COR, with input from the contractor, will determine the number of secure fax machines necessary for performance of the contract.

d. The Government will provide at least one GSA approved security container at all locations designated to store classified equipment and/or material. In addition, some locations may be required to have an additional GFE security container for the storage of CMS equipment and codes. If additional classified storage is required, the Government will provide additional security containers. The contractor shall be responsible for storage of classified and COMSEC equipment and codes provided.

e. The Government or another contractor may operate from the contractor's facilities or contractor base location and may require temporary classified storage. When this period of time exceeds one year, the Government will provide an additional security container. The contractor shall provide space for the placement of the security container within its facility.

f. Although the hardware is not expected to be classified except for COMSEC equipment, classified documents and data may have to be transported, generated, or written onboard the aircraft in the normal performance of the contract. The contractor's aircrew will be exercising classified aspects of front line aircraft. The contractor shall be accountable through its security program for safeguarding the classified information.

g. The contractor shall use STU-III telephones, if available, for classified mission briefings when not required to attend face-to-face briefings. Otherwise, the contractor shall attend all classified mission briefings face-to-face.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
           SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

C-17 AUTOMATIC DATA PROCESSING (ADP) SECURITY AND TEMPEST
        REQUIREMENTS

Contractors operating contractor-owned or controlled ADP resources to provide classified ADP support under this contract shall comply with the provisions of DOD 5220.22-M. Within 30 days after contract award, the contractor shall submit a contractor TEMPEST Vulnerability Assessment Request for systems processing data at the SECRET level or higher.

C-18  SECURITY WARNING

Performance under this contract may involve access to information affecting the national defense of the United States within the meaning of the Espionage Laws, 18 USC 793-94. The transmission or the revelation of the classified contents or of the classified matter to which access may be had in any manner to an unauthorized person is prohibited by law.

C-19 INTELLIGENCE INFORMATION SECURITY

a. Intelligence information necessary to perform the requirements of this contract will be provided to the contractor. The information does not become the property of the contractor and may be withdrawn at any time. Upon expiration of the contract, all intelligence information released and any information using data from the intelligence information will be returned to the releasing activity for final disposition.

b. The contractor shall not release the intelligence information to any activity or person of the contractor's organization not directly engaged in providing services under contract or to another contractor (including subcontractors), Government agency, private individuals, or organizations without prior approval of the releasing activity.

c. Intelligence information shall not be released to foreign nationals or immigrant aliens regardless of the level of their security clearance or access authorization without prior approval from the releasing activity.

d. Intelligence information shall not be reproduced without prior approval of the releasing activity. All intelligence information shall bear a prohibition against reproduction while in the custody of the contractor.

e. The contractor shall maintain records which will permit it to furnish, on demand, the names of individuals who have had access to intelligence material in its custody.

C-20 VISIT REQUEST

Clearance for contractor visits to DOD activities will be handled in accordance with DOD - 5220.22-M. Requests for visits to PMA-207 must be forwarded to: TO BE DETERMINED AT

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

CONTRACT AWARD. Access to NAS Patuxent River, Maryland requires prior approval. Please follow the appropriate instructions:

a. Foreign nationals or U.S. citizens affiliated with a foreign/foreign-owned company must contact the appropriate embassy for clearance through the Chief of Naval Operations (CNO) OP622. At least two weeks should be allowed for this clearance (more time is recommended). The Contract Specialist identified on the SF33 (block 10) shall also be notified of intention to attend the conference at least 7 days prior to arrival.

b. U.S. citizens must notify the Contract Specialist identified on the SF33 (block l0) at least 5 days prior to the planned date of the conference.

c. All persons shall report to the NAS Security Department located at the main gate for pass issuance. Adequate identification for each person and documentation for each vehicle to be admitted to the base must be presented.

d. Admission to the base may be denied if the above procedures have not been followed, inadequate identification/documentation is presented, or approval has not been received.

e. Meetings held at NAS Patuxent River also require sign-in and sign-out at each building where meetings are held.

C-21 PROGRAM REVIEWS

a. Program reviews shall be held semi-annually at Naval Air Systems Command (NAVAIRSYSCOM) PMA-207, Patuxent River, Maryland, the contractor's facility, or as directed by the COR. The contractor must attend all program reviews and make a presentation consisting of the following:

     (1) Overview of work accomplished to date or since last review and projected plan of action for completion of contract effort. Provide hand-out material documenting presentations;

     (2) Identification and discussion of problems encountered, if any, and action taken to resolve problems; and

     (3) Identification and discussion of problems anticipated and contractor's plan of action to resolve problems.

     (4) Experience with working as a team with the other LOT contractors and the Governrnent. Identify successes and areas needing improvements.

b. In special cases, additional program reviews may be held covering a portion of the activity when directed by the COR. The contractor shall be reimbursed for travel and per diem expenses incurred during these additional reviews.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

C-22 COMMERCIAL QUALITY SYSTEM

a. The contractor shall provide a commercial quality system which demonstrates a systems approach for managing quality, safety and contractor compliance with all contractual requirements. The contractor is accountable for all subcontractors and venders, and as such, shall require of them a quality system achieving control of the quality of the services and supplies which they provide. The Government may perform any necessary inspections, verifications and evaluations to ascertain the adequacy of the quality system. The Government reserves the right to disapprove the quality system or portions thereof when it fails to support or ensure contractor compliance with any or all contractual requirements.

b. The contractor shall ensure management policy and procedures stress corporate accountability for managing and ensuring that contract execution and quality assurance is effective and in continuous compliance with all contractual requirements and Government concerns.

c. Contractor policy and procedures shall emphasize periodic management review of the quality system to ensure effective development, implementation and execution of processes, systems and requirements for support of and compliance with all contractual requirements. Distribution of oversight results, corrective actions and follow-up actions shall comply with good management principles. This shall include, as a minimum, contractor corporate level management and quality assurance, PCO, Administrative Contracting Officer (ACO), site CO/OIC and scheduling officer and PMA-207.

C-23 GOVERNMENT TASKS AND RESPONSIBILITIES

The Government will provide:

a. EA Use Clearances. Provided by the requesting DoD agency.

b. Web-site address to obtain unclassified service subordinate echelon directives, regulations, and operating instructions specified in this contract, as well as long range CAS operational schedules.

c. Reserved.

d. Services. When the contractor uses Government bases, the Government will provide:

     (1) Utilities. Electricity, water, heat, and sewage service (in Government facilities) necessary for contract performance.

     (2) Postal/installation distribution. The contractor is authorized use of military postal services at overseas locations.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

     (3) Telephone, security police, fire protection and emergency hospitalization, when and if available. Telephone numbers for Security Police and Fire Department will be provided to the contractor's representative at each operating location prior to beginning service. Where available, emergency hospital services will be provided to contractor personnel on a reimbursable basis.

     (4) Customs. Customs service will be administered in accordance with standard base practice for military aircraft.

     (5) Telecommunication. Local Class A telephone service including DSN/FTS service (if available) will be provided by the Government on Government installations. Commercial local and long distance calls will be at the contractor's expense. The contractor will be provided access to official message service, where available, at each operating site, to receive and send classified schedule and/or operational messages to operating units.

     (6) Maintenance and hangar space. The contractor will have access to Host Unit/Base maintenance shops and hangar space on a non-interference basis if available and Government supervised basis to accomplish necessary routine aircraft or equipment repair and for severe weather shelter.

     (7) Common ground support equipment. The contractor must provide all materials and support equipment required to maintain its aircraft. The contractor will have use of common ground support equipment and special tools and test equipment on a non-interference basis. Specific items will be determined by unit capability and negotiated with the host base. The contractor shall obtain this equipment through the appropriate maintenance shop, signing a hand receipt for each piece of equipment or tool. The contractor shall be responsible for returning borrowed equipment and tools within the time specified on the hand receipt in the same condition of repair as when obtained. The contractor must be aware that operational unit/base needs will, in all cases, supersede contractor needs and will not be subject to dispute.

     (8) Deicing. The Host base will provide deicing equipment on a non-interference basis if available if such equipment is necessary to provide services.

     (9) Flight planning facilities. The Host base will provide access to Base Operations Flight Planning, Weather, and Services facilities, if available on an non-interference basis, and the use of those facilities in the performance of work under this contract.

e. Fuel. Aircraft fuel. This is a "dry" contract. The Government will provide access to fuel at U.S. Government bases and civil fields where U.S. Government contract fuel is available worldwide for the contractor's use during contract performance. The Government will issue appropriate cards such as IDENTAPLATEs and Gold AVCARDS for each of the contractor's aircraft. Any Government fuel provided will NOT be used for any other flights/efforts other than those scheduled/ordered under this contract. Fuel consumed for maintenance test flights, maintenance ground turns, and training flights must be reimbursed to the Government. Fuel receipts and flight logs must be provided to the Government.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION C - REPLACEMENT PAGES - MODIFICATION P00001

f. Frequency clearance. The Governrnent will provide local radio clearance for use by the contractor in sovereign US territory only.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION D

SECTION D - PACKAGING AND MARKING

5252.247-9507 PACKAGING AND MARKING OF REPORTS (SEP 1999)

(a) All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if any, shall be prepared for shipment in accordance with the National Industry Security Program Operating Manual, DoD 5220.22-M.

(b) The contractor shall promptly display on the cover of each report the following information:

     (l) Name and business address of contractor.
     (2) Contract Number/Delivery/Task order number.
     (3)Contract/Delivery/task order dollar amount.
     (4) Whether the contract was competitively or non-competitively awarded;
     (5) Name, code and activity of sponsoring individual.

--------------------------------------------------------------------------------

N00019-02-D-3157
SECTION E

SECTION E - INSPECTION AND ACCEPTANCE

The following contract clauses are hereby incorporated by reference:

Clause No.     Clause Title and Date
---------      ---------------------

52.246-2      INSPECTION OF SUPPLIES - FIXED PRICE (AUG 1996)

52.246-4      INSPECTION OF SERVICES - FIXED-PRICE (AUG 1996)

52.246-3      INSPECTION OF SUPPLIES COST-REIMBURSEMENT (MAR
              2001) (Applies to Cost-Reimbursement CLINs only)

52.246-16     RESPONSIBILITY FOR SUPPLIES (APR 1984)


252.246-7000  MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

     At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

5252.246-9512 INSPECTION AND ACCEPTANCE (DESTINATION) (MAR 1999)

            (a) Inspection and acceptance of the supplies or services to be furnished hereunder shall be performed at destination by the on-site Contracting Officer's Representative at the requiring activity or by the Scheduling Officer in accordance with PWS.

     (b) Acceptance of all Contract Line Items/Subcontract Line Items (CLlNs/SLINs) shall be made by signature of the accepting authority on a DD Form 250, Material Inspection and Receiving Report. Acceptance will only occur when the accepting authority is sure that inspections performed demonstrate compliance with contract requirements.

5252.246-9514 INSPECTION AND ACCEPTANCE OF TECHNICAL DATA AND INFORMATION
              (FEB 1995)

     Inspection and acceptance of technical data and information will be performed by the Procuring Contracting Officer (PCO) or his duly authorized representative. Inspection of technical data and information will be performed by ensuring successful completion of the requirements set forth in the DD Form 1423, Contract Data Requirements List (CDRL) and incorporation/ resolution of Government review comments on the data items. Acceptance will be evidenced by execution of an unconditional DD Form 250, Material Inspection and Receiving Report, as appropriate.


--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION F

SECTION F - DELIVERIES OR PERFORMANCE

The following contract clauses are hereby incorporated by reference:

Clause No.      Clause Title and Date
---------       ----------------------
52.242-15       STOP-WORK ORDER (AUG 1989)

52.242-17       GOVERNMENT DELAY OF WORK (APR 1984)

52.247-34       F.O.B. DESTINATION (NOV 1991)

52.247-55       F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED
                PROPERTY (APR 1984)

252.247-7023    TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

5252.211-9507   PERIOD OF PERFORMANCE (MAR 1999) (NAVAIR)

(a) The contract shall commence at contract award and shall continue for a twelve (12) month period. However, the period of performance may be extended in accordance with the option provisions contained herein.

(b) In addition to the basic performance period, the Government may exercise four (4) twelve-month option periods as specified below. These periods are anticipated performance periods, but may vary, and will commence upon expiration of the prior performance period. A11 orders placed under an option shall be subject to the same terms and conditions as those contained in the basic contract.

Option I (FY 02) Option Exercise through 12 months thereafter Option II (FY 03) Option Exercise through 12 months thereafter Option III (FY 04) Option Exercise through 12 months thereafter Option IV (FY 05) Option Exercise through 12 months thereafter

(c) If FAR Clause 52.2l6-l8, "Ordering", is incorporated into this contract, then the period in which the Government can issue orders under the contract will be extended at the exercise of an option, and extended to the end of that option period.

5252.247-9505 TECHNICAL DATA AND INFORMATION (FEB 1995)

Technical Data and Information shall be delivered in accordance with the requirements of the Contract Data Requirements List, DD Form 1423, Exhibit A, attached hereto.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                    SECTION F

52.211-11   LIQUIDATED DAMAGES -- SUPPLIES, SERVICES, OR RESEARCH
            AND DEVELOPMENT (SEPT 2000) (DEVIATION)

(a) If the Contractor fails to perform the services within the time specified in this contract, or any extension, the Contractor shall, in place of actual damages, be assessed liquidated damages for any scheduled flights that the contractor does not perform that were ordered under a line item with a minimum number of hours other than zero. As liquidated damages, the number of hours scheduled for the flight will be deducted from the minimum quantity for that line item. At the Government's discretion, if scheduled flights not performed by the contractor can be rescheduled and flown within 30 calendar days of the originally scheduled flight date, then no deduction from the minimum quantity will be taken (no liquidated damages for the original flight will accrue). If the contractor is unable to reschedule or perform the originally scheduled flight within the 30 calendar day window or is not in the best interest of the Government to reschedule, the Government will issue a modification reducing the minimum quantity of flight hours from the line item by the scheduled flight hours. In addition, once the weekly schedule is published, the Government will give the contractor 24 hours advance notice before assigning any additional tasking for primary aircraft. To encourage contractor flexibility in accepting tasks that arise within the 24-hour window, if the Government requests, and the contractor accepts, additional tasking within the 24-hour window, the additional mission(s), if unsuccessful, will not be considered an aborted mission and no liquidated damages will accrue. These remedies are in addition to other remedies available under the terms of the contract.

(b) If delivery or performance is so delayed, the Government may terminate this contract in whole or in part under the Default -- Fixed-Price Supply and Service clause.

(c) The Contractor will not be assessed liquidated damages when the delay in delivery or performance is beyond the control and without the fault or negligence of the Contractor as defined in the Default -- Fixed-Price Supply and Service clause in this contract.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

SECTION G - CONTRACT ADMINISTRATION DATA

5252.201-9501    DESIGNATION OF CONTRACTING OFFICER'S
                 REPRESENTATIVE (COR) (OCT 1994) (NAVAIR)

(a) The Contracting Officer has designated Theresa (Teri) Boswell, PMA-207.5A6,
(301) 757-8485 as the authorized Contracting Officer's Representative (COR) for this contract.

(b) The duties of the COR shall be addressed in a letter issued by the PCO at time of award.

5252.232-9000I  SUBMISSION OF INVOICES (FIXED PRICE)
                (JUL 1992) -ALTERNATE I (JUL 1992) (DEVIATION)

(a) "Invoice" as used in this clause does not include contractor requests for progress payments.

(b) The contractor shall submit original invoices with copies to the address identified in the solicitation/ contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14), unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155-Block 13 or SF 26-Block 10).

(c) The use of copies of the Material Inspection and Receiving Report (MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

(d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

(e) The contractor shall prepare a separate invoice for each activity designated to receive the supplies or services.

(f) Certification of Services. Flight hours ordered, scheduled, received or regretted shall be recorded on the Certification of Services Form (see Section J, Attachment 1). The certification shall be signed by both the designated Contractor's Representative and the Scheduling Officer. The signatures shall indicate concurrence of flight hours and services received or regretted; and, shall be substantiated by a copy of the flight schedule. The Certification of Services and the copy of the flight schedule shall be attached to the invoice submitted for approval.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

(g) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment of fice. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

(h) Submit invoices bi-monthly to the Government representative named in the contract for approval of hours actually expended.

5252.232-9001   SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-
                AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE)(JULY 1992)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and three (3) copies, to the cognizant Administrative Contracting Officer at the following address:

        DFAS Columbus Center
        Southern Entitlement Operations
        P.O. Box 182264 (DFAS-CO/JS)
        Columbus, OH 43218-2264

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to:

        NAVAIRSYSCOMHQ
        Code PMA-207.5A6
        Bldg. 419, Unit 8
        46990 Hinkle Circle
        Patuxent River, MD 20670

Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than thirty (30) calendar days between performance and submission of an interim payment invoice.



--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

( (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

     (1) Contract line item number (CLIN).
     (2) Subline item number (SLIN).
     (3) Accounting Classification Reference Number (ACRN).
     (4) Payment terms.
     (5) Procuring activity.
     (6) Date supplies provided or services performed.
     (7) Costs incurred and allowable under the contract.
     (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

(e) A DD Form 250, "Material Inspection and Receiving Report", is required with each invoice submittal.

(f) A Certificate of Performance, signed by a company official authorized to commit the company contractually, shall be submitted with each invoice.

   The following is a suggested format for the aforementioned certification:

         A. CERTIFICATE OF PERFORMANCE - CONTRACTOR INVOICE NO.__________

         B. CONTRACTOR CERTIFICATE

1.This is to certify that the following services were performed under Contract No.__________, Order No.___________ during the period_________through__________.

Labor Category                          Hours
---------------                         -----

2. The following authorized travel was performed in connection with official duties:

        Date      From       To            Mode of Transportation

3. Describe services performed. Identify work to applicable line item and indicate estimate of percent of completion achieved.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

4.This is to verify that this invoice contains no charges for personnel who do not meet the conditions of this contract.

---------------------------                             ---------
Contractor's Representative                             Date
Title and Signature


C. COR CERTIFICATION

I certify that the labor charge and other costs described above are appropriate and reflect the work accomplished by the contractor as required by the order specified and that the services were performed satisfactorily.

----------------                        --------
Signature of COR                        Date

----------------                        -------------------
Name and Title                          Organizational Code

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

5252.232-9503 INVOICE INSTRUCTIONS (MAR 1999) (DEVIATION)

(a) General. Strict compliance with the invoice instructions will facilitate early payment of invoices. However, no payment can be made until the contract is returned, properly executed, to the Contracting Officer, Naval Air Systems Command, Attn: Air-2.4.3.1, 21983 Bundy Road, NAS Patuxent River, MD 20670-1127.

(b) Assignments. Notwithstanding an assignment of money claims pursuant to authority contained in the contract, the contractor - not the assignee - is required to prepare invoices. Where such an assignment has been made, the original copy of the invoice must refer to the assignment and must show that payment of the invoice is to be made directly to the assignee as follows:

         Pursuant to the instrument of assignment, dated____________ , make payment of this invoice to (name and address of assignee).

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

(c) ADDITIONAL DISTRIBUTION FOR DD FORM 250 - MATERIAL INSPECTION AND RECEIVING REPORT (MIRR). Addressees of special distribution recipients of the MIRR which are not specified in DFARS Appendix F, Table 2 (F-401) are as follows:

           Activity                             Address
 -----------------------------------------------------------------------
Naval Air Systems Command                Commander
                                         Naval Air Systems Command
                                         Code: PMA-207.5A6 / Teri Boswell,
ALL ITEMS                                46990 Hinkle Circle
                                         NAS Patuxent River, MD 20670

(d) Invoicing Instructions.

         The contractor will invoice at the flight hour/man-hour unit price in Section B. The contractor shall invoice for each flight hour flown under the contract/delivery order. Flight hours shall be recorder in hundredths of an hour.

         (1) Billable Flight Time - Invoicing for and payment of flight time associated with all flight hours CLINs will be made only for flight time ordered by the PCO, scheduled by the on-site SO or the COR, and successfully flown by the contractor. Flying time shall be measured from take-off (lift-off) to landing (touch down).

         (2) Travel/Per Diem - The contractor will invoice in accordance with FAR 31.205-46 as limited by the Joint Travel Regulation (JTR).

         (3) Material - The contractor will invoice for material used in support of this contract. Costs contained in invoices shall be in accordance with FAR 52.216-7, Allowable Cost and Payment and will not include profit. The contractor shall submit copies of its and its sub-contractor's vendor receipts for all material costs included in its invoice. The contractor shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

5252.232-9504 II INSTRUCTIONS TO PAYING OFFICE (MAY 1998) (NAVAIR) -ALTERNATE II

(a) Invoices submitted for payment, which do not contain contract line item number (CLIN) (or subline item number (SLIN), if any) and the accounting classification references number (ACRN) information will be returned for correction.

--------------------------------------------------------------------------------
                                 Page 64 of 90

                              N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

(b) The disbursement of funds will be by the CLIN/SLIN/ACRN designation or when multiple ACRNs are used, disbursements will be prorated in proportion to the unliquidated balance within a CL1N or SLIN, if assigned.

5252.232-9511 NOTICE OF REQUIREMENTS FOR PROMPT PAYMENT (FEB 2000) (NAVAIR).

The Government anticipates that this contract will be distributed to Defense Finance and Accounting Service (DFAS) through the Joint Electronic Document Access (JEDA) System. DFAS is responsible for payment of contractor invoices.

(a) In accordance with FAR Clause 52.232-33 "Mandatory Information for Electronic Funds Transfer Payment", the contractor is responsible for providing updated information to the Central Contractor Register (CCR) database. Additionally, the contractor is responsible for maintaining its active status in the CCR database.

(b) If the DUNS, CAGE code, TIN or address set forth in the contract do not match the information in the CCR, then DFAS will return invoices without payment. Therefore, it is imperative that the contractor ensure the DUNS, CAGE code, TIN and contractor address on the contract are accurate and in compliance with the CCR database. Additionally, any changes/updates made to the CCR database should be communicated to the Contracting Officer for the purpose of modifying the contract to reflect the new data.

5252.232-9512 PAYMENT DEDUCTIONS AND DD FORMS 250 (JUN 1998)

During the preparation of periodic invoices, the contractor shall inquire in writing from the Contracting Officer, or his duly authorized representative, if any deductions for deficient services are applicable for that period. The contractor will receive a written response. When the contractor is informed that performance is deficient in any category, as specified in the Statement of Work, the contractor shall prepare the DD Form 250 reflecting any deductions before submitting it to the cognizant approving authority for acceptance. If the contractor disputes the deduction, the contractor may submit a DD Form 250 for the disputed amount to the Procuring Contracting Officer (PCO) with a copy to the approving authority. The submission shall contain documentation necessary to show why the deduction taken may be incorrect. The PCO shall review the documentation and make a determination. If the PCO concurs with the contractor, the PCO will sign the DD Form 250 and forward to the contractor for distribution. If the PCO does not concur, the contractor will be notified in writing.

5252.232-9521 PAYMENT INQUIRIES (AUG 1998)

Inquiries regarding payment should be referred to:

--------------------------------------------------------------------------------

                              N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

        DFAS Columbus Center
        Southern Entitlement Operations F-l
        P.O. Box 182264 (DFAS-CO/JS)
        Columbus, OH 43218-2264

5252.242-9511 CONTRACT ADMINISTRATION DATA (MAY 1998)

(a) Contract Administration Office.

     (l) Contract administration functions (see FAR 42.302 and DFARS 242.302) are assigned to cognizant DCMA office.

     (2) Contract administration functions withheld, additional contract administration functions assigned, or special instructions (see FAR 42.202) are:

         Authority is hereby delegated to the Administrative Contracting officer to execute contract modifications providing for deobligation of unexpended dollar balances considered excess to known contract requirements.

     (3) The Accounting Classification Reference Numbers (ACRN) assigned by the Naval Air Systems Command shall be used in applicable contract modifications or orders or modifications thereto issued by the cognizant contract administration office. If no ACRN is assigned by the Naval Air Systems Command, the contract administration office may assign a two-position ACRN that can be either alpha-numeric (Al through B9 and continuing, if necessary through Z9, excluding the letters "I" and "O") or alpha (AA through ZZ, excluding the letters "I" and "O"), (see DFARS 204.7101).

     (4) The cognizant contract administration office shall distribute to the U.S. Navy International Logistics Control Office (NAVILCO) (Code 20), 700 Robbins Avenue, Philadelphia, Pennsylvania l9lll, a copy of any report or document which indicates an anticipated or actual delay in the delivery of supplies or services called for under the Navy International Logistics Program
(ILP) Foreign Military Sales (FMS) (or Military Assistance Program (MAP)) Item(s) identified in Section B, if any. Copies of reports or documents distributed to NAVILCO shall include the applicable Item number, the FMS Case identifier and FMS country (or MAP record Control/Program Directive number identifier) and the requisition number and shall be in addition to any other distribution required by this contract or directives applicable to the cognizant contract administration office.

(b) PCO Quality Assurance Representative. Any quality assurance questions, comments, problems, recommendations, etc., which cannot be resolved at the Administrative Contracting Officer (ACO) Quality Assurance Representative (QAR) level should be communicated to the Procuring Contracting Officer (PCO) QAR designated below:

        PCO Quality Assurance Representative

                              N00019-02-D-3157
              SECTION G - REPLACEMENT PAGES - MODIFICATION P00001

        Naval Air Systems Command
        Bldg. 419, PMA 207
        Attn: PMA-207Q
        46990 Hinkle Circle
        NAS Patuxent River, MD 20670-5449

(c) Paying Office. The disbursing office which will make payments is designated as follows:

        DFAS Columbus Center
        Southern Entitlement Operations
        P.O. Box 182264 (DFAS-CO/JS)
        Columbus, OH 43218-2264

(d) Remittance Address. The address to which payments should be mailed by the Government is:


--------------------------------------------------------------------------------
                                 Page 67 of 90

                             N00019-02-D-3157
                                   SECTION H

SECTION H - SPECIAL CONTRACT REQUIREMENTS

5252.216-9534   TASK ORDERS PROCEDURES (SEP 1999)

(a) The following activities) or individual(s) is/are designated as Ordering Officer(s):

        Naval Air Systems Command
        Attn: AIR 2.4.3.1
        Bldg. 441, Unit 7
        21983 Bundy Road
        NAS Patuxent River, MD 20670-1127

The above activity(ies) or individual(s) is/are responsible for issuing and administering any orders placed hereunder. Ordering Officers may negotiate revisions/modifications to orders, but only within the scope of this contract. Ordering Officers have no authority to modify any provision of this basic contract. Any deviation from the terms of the basic contract must be submitted to the Procuring Contracting Officer (PCO) for contractual action. Ordering Officers may enter into mutual no cost cancellations of orders under this contract and may reduce the scope of orders/tasks, but a Termination for Convenience of Termination for Default may be issued by the PCO.

(b) Task orders. All orders issued hereunder are subject to the terms and conditions of this contract. The contract shall control in the event of conflict with any order. When mailed, an order shall be "issued" for purposes of this contract at the time the Government deposits the order in the mail, or, if transmitted by other means, when physically delivered to the contractor.

(c) A task order shall be issued for each order. In addition to any other data that may be called for in the contract, the following information shall be specified in each order, as applicable:

     (1)  Date of order.
     (2)  Contract and task order number.
     (3)  Applicable contract line item number (CLIN).
     (4)  Description of the task to be performed.
     (5)  Description of the end item or service.
     (6)  DD Form 254 (Contract Security Classification).
     (7)  DD Form 1423 (Contract Data Requirements List).
     (8)  Exact place of performance.
     (9)  The inspecting and accepting codes.
     (10) Estimated cost and fee and level of effort by labor category (and billing rate if known).
     (11) List of Government furnished property and the estimated value of the property.
     (12) Invoice and payment provisions to the extent not covered by the contract.
     (13) Accounting and appropriation data.
     (14) Period of performance.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
                                  SECTION H

     (l5) Organizational Conflict of Interest provisions.
     (l6) Type of order (e.g., completion, term, FFP)

(d) Negotiated Agreement. For task orders with an estimated value of greater than $ l,000.00, the information contained in each task order with respect to labor categories, manhours and delivery date shall be the result of a negotiated agreement reached by the parties in advance of issuance of the order.

     (l) The Ordering Officer shall furnish the contractor with a written preliminary task order and request for proposal. The request shall include:

         (i)      a description of the specified work required,
         (ii)     the desired delivery schedule,
         (iii)    the place and manner of inspection and acceptance, and

     (2) The contractor shall, within the time specified by the preliminary task order, provide the Ordering Officer with a proposal to perform, which shall include:

         (i) the required number of labor hours by labor classification and scheduled billing rates, for each end product or task,
         (ii)     overtime hours by labor category,
         (iii)    proposed completion or delivery dates,
         (iv) other direct costs (i.e., direct material, travel subsistence, and similar costs)
         (v)      dollar amount and type of any proposed subcontracts, and
         (vi)     total estimated cost/price.


         The cost factors utilized in determining the estimated cost/price under any order shall be the rates applicable at time the order is issued.

     (3) Upon receipt of the proposal, the Ordering Officer shall review the estimates therein to ensure acceptability to the Government, enter into such discussions with the contractor as may be necessary to correct and revise any discrepancies in the proposal, and effect whatever internal review procedures are required. Should the Ordering Officer and contractor be unable to reach agreement as to the terms of the order prior to its issuance, the conflict shall be referred to the Contracting Officer.

     (4) For task orders under the dollar amount indicated in paragraph (d), the procedures for reaching agreement are as follows:

         (i) The Ordering Officer shall issue a fully funded, unilaterally executed task order representing a firm order for the total requirement.
         (ii) In the event the contractor cannot perform in accordance with the terms and conditions and within the estimated cost of the task order, he shall:

     (A) notify the Ordering Officer immediately,

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION H

     (B) submit a proposal for the work requested in the task order,

     (C) not commence performance until such time that differences between the task order and the contractor's proposal are resolved and a modification, if necessary, is issued.

(e) Total Estimated Dollar Amount. The total estimated dollar amount for each cost-reimbursement line item under the order constitutes a ceiling price for that line item. The ceiling amount for each line item may not be exceeded unless authorized by a modification to the order.

(f) Oral Orders. Oral orders may be placed hereunder only in emergency circumstances. Information described above shall be furnished to the contractor at the time of placing an oral order and shall be confirmed by issuance of a written task order within thirty (30) working days of the oral order.

(g) Modifications. Modifications to orders shall be issued using a Standard Form 30 and shall include the information set forth in paragraph (c) above, as applicable. Orders may be modified orally by the Ordering Officer in emergency circumstances. (Oral modifications shall be confirmed by issuance of a written modification on Standard Form 30 within thirty (30) working days from the time of the oral communication amending the order.)

5252.223-9500 ENVIRONMENTAL CONTROLS (JAN 1991) (NAVAIR)

Notwithstanding that the contract may require the use of paints or coatings which do not meet state or district requirements for reduced volatile organic compounds (VOC's), the contractor must comply with all federal, state, and local regulatory requirements respecting air quality and emission limitations. It remains the contractor's responsibility to meet the requirements for reduced VOC's even where to do so will require the use of engineering controls or other special painting equipment.

5252.227-9501 INVENTION DISCLOSURES AND REPORTS (MAY 1998)

(a) In accordance with the requirements of the Patent Rights clause of this contract, the contractor shall submit "Report of Inventions and Subcontracts" (DD Form 882) along with written disclosure of inventions to the designated Contract Administrator.

(b) The Contract Administrator will forward such reports and disclosures directly to the appropriate Patent Counsel, designated below, for review and recommendations, after which the reports will be returned to the Contract Administrator.

        NAVAIR Office of Counsel
        Bldg. 2272, Suite 257,
        Code 7.7 47123 Buse Road, Suite IPT
        PatuxentRiver,MD 20670-1547

--------------------------------------------------------------------------------
                                 Page-70 of 90

                                N00019-02-D-3157
                                   SECTION H

(c) The above designated Patent Counsel will represent the Procurement Contracting Officer with regard to invention reporting matters arising under this contract.

(d) A copy of each report and disclosure shall be forwarded to the Procuring Contracting Officer.

(e) The contractor shall furnish the Contracting Officer a final report within three (3) months after completion of the contracted work listing all subject inventions or certifying that there were no such inventions, and listing all subcontracts at any tier containing a patent rights clause or certifying that there were no such subcontracts.

5252.227-9507 NOTICE REGARDING THE DISSEMINATION OF EXPORT CONTROLLED
              TECHNICAL DATA (JAN 1992)

(a) Export of information contained herein, which includes release to foreign nationals within the United Sates, without first obtaining approval or license from the Department of State for items controlled by the International Traffic in Arms Regulations (ITARS), or the Department of Commerce for items controlled by the Export Administration Regulations (EAR), may constitute a violation of law.

(b) For violation of export laws, the contractor, its employees, officials or agents are subject to:

     (l) Imprisonment and/or imposition of criminal fines; and

     (2) Suspension or debarment from future Government contracting actions.

(c) The Government shall not be liable for any use or misuse of the information, technical data or specifications in this contract. It shall not be liable for any patent infringement or contributory patent infringement. The Government neither warrants the adequacy nor the completeness of the information, technical data or specifications in this contract.

(d) The contractor shall include the provisions or paragraphs (a) through (c) above in any subcontracts awarded under this contract.

5252.228-9501 LIABILITY INSURANCE (MAR 1999)

(a) Comprehensive General Liability: $200,000 per person and $500,000 per accident for bodily injury.

(b) Automobile Insurance: $200,000 per person and $500,000 per accident for bodily injury and $500,000 per accident for property damage.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
                                   SECTION H

(c) Standard Workman's Compensation and Employer's Liability Insurance (or, where maritime employment is involved, Longshoremen's and Harbor Worker's Compensation Insurance) in the minimum amount of $100,000.

(d) Aircraft public and passenger liability: $200,000 per person and $50O,000 per occurrence for bodily injury, other than passenger liability; $200,000 per occurrence for property damage. . Passenger bodily injury liability limits of $200,000 per passenger, multiplied by the number of seats or number of passengers, whichever is greater.

5252.237-9502 COMPENSATION - TIME AND MATERIALS (TASK ORDERS)
              (SERVICES) (SEP 1999)

(a) Subject to the FAR Clause 52.232-7 "Payments" clause of this contract, the Government will pay the contractor for the performance of task orders issued under this contract the amounts determined to be payable in accordance with the hourly rate set forth in Section B and the amounts determined to be payable in accordance with paragraphs (b) and (c) of this clause. The hourly rates set forth cover all expenses, including wages, overhead, general and administrative expense, profit, subsistence, prorated vacation leave, sick leave, and applicable insurance of all kinds, excluding any and all travel costs which are reimbursable in accordance with paragraph (c) below. If overtime rates are specified in Section B, the contractor will be paid for overtime work in accordance with such overtime rates only to the extent the overtime is approved in advance by the Procuring Contracting Officer (PCO). If no rate is set forth in Section B and overtime work is approved in advance by the PCO, the contractor and the PCO will negotiate rates for such overtime in accordance with paragraph
(a)(3) of the "Payments" clause of the contract. The amount payable to the contractor shall be computed by multiplying the appropriate hourly rates set forth by the number of direct labor hours performed in accordance with paragraph
(a)(l) of the "Payments" clause of this contract. Payment for the performance of task orders shall be made in accordance with the rates specified in Section B with adjustments as appropriate under paragraph (b) for employees performing Uncompensated Overtime as defined in FAR Clause 52.237-10, "Identification of Uncompensated Overtime".

(b) For individuals performing under an uncompensated overtime system, the amount billed is limited to the uncompensated overtime rate as defined in FAR Clause 52.237-10. All hours shall be burdened and shall be in the base for allocation of overhead and general and administration expenses.

(c) Travel Costs. The contractor shall be reimbursed for travel costs in accordance with FAR 31.205-46 as limited by the Joint Travel Regulations, Volume II and the following:

     (1) Where official company travel can reasonably be planned in advance so as to take advantage of available discounted standard or coach airfares, any expenses in excess of those discounted fares are to be considered as, and segregated as unallowable costs; and

     (2) Travel made for personnel convenience, including daily travel to and from work, shall not be reimbursed hereunder.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
                                   SECTION H

(d) Material Costs and Other Direct Costs. The contractor shall be reimbursed for other direct costs (ODC) including material costs in accordance with Section B and paragraph (b) of the "Payments" clause of this contract. Other direct costs including material costs to be reimbursed under this contract shall be included in each order.

(e) Maximum Ordering. The Government shall not be obligated to pay the contractor any amount in excess of the maximum task order price set forth in any task order issued under this contract. The contractor shall not be obligated to continue performance or to incur costs under any task order if to do so would exceed the maximum task order price set forth in the task order unless the contractor has been notified in writing by the Procuring Contracting Officer
(PCO) that the maximum task order price for the task order concerned has been increased in accordance with paragraph (d) of the "Payments" clause of this contract. Pursuant to paragraph (c) of the "Payments" clause, the contractor shall notify the PCO in writing if the contractor has reason to believe the hourly rate payments, travel costs and materials costs which will accrue in the performance of the task order concerned will exceed the maximum task order price set forth in the task order, or when added to all other payments and costs previously accrued, will exceed the maximum ordering price set forth in the contract. If for any other reason the contractor believes that the maximum task order price set forth in any task order should be increased, the contractor shall promptly so notify the PCO in writing. The maximum ordering price of any task order may be increased by the PCO, in his/her discretion, at any time during the period covered by this contract. If the contractor has reason to believe that the total cost to the Government for the work called for in any task order will be substantially less than the maximum order price specified therein, the contractor shall promptly so notify the PCO in writing. The PCO may, based upon such notification, decrease the ceiling price of the task order concerned. Any increase or decrease in the maximum order price of any task order shall be set forth in a modification to the task order.

(f) The term "ceiling price" wherever set forth in the "Payments" clause will be read as "maximum" and, when used to refer to Contract Ceiling Price shall be read as Contract Maximum Ordering Price/Amount. When used in conjunction with task order, "ceiling" shall be construed "maximum" task order amount or the "maximum" amount per cost category such as travel, labor, and other direct costs as appropriate.

5252.242-9515 RESTRICTION ON THE DIRECT CHARGING OF MATERIAL
              (JUL 1998)

(a) The term "material" includes supplies, materials, parts, equipment, hardware and Information Technology (IT) resources including equipment, services and software. This is a service contract and the procurement of material of any kind that are not incidental to and necessary for contract performance may be determined to be unallowable costs pursuant to FAR Part 3l. No materials may be acquired under the contract without the prior written authorization of the Contracting Officer's Representative (COR). IT resources may not be procured under the material line item of this contract unless the approvals required by Department of Defense purchasing procedures have been obtained. Any material provided by the contractor is subject to the requirements of the Federal Acquisition Regulation (FAR), the Defense Federal Acquisition

--------------------------------------------------------------------------------

                              N00019-02-D-3157
                                   SECTION H

Regulation Supplement (DFARS), and applicable Department of the Navy regulations and instructions.

(b) Prior written approval of the COR shall be required for all purchases of materials. If the contractor's proposal submitted for a task order includes a list of materials with associated prices, then the COR's acceptance of the contractor's proposal shall constitute written approval of those purchases.

(c) The costs of general purpose business expenses required for the conduct of the contractor's normal business operations will not be considered an allowable direct cost in the performance of this contract. General purpose business expenses include, but are not limited to, the cost for items such as telephones and telephone charges, reproduction machines, word processing equipment, personal computers and other office equipment and office supplies.

5252.243-9504 AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (JAN 1992)

(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the contractor's facilities or in any other manner communicates with contractor personnel during the performance of this contract shall constitute a change under the "Changes" clause of this contract.

(b) The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer's. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Contracting Officer is:

DAWN B. ADAMO
Naval Air Systems Command
Attn: AIR-2.4.3.1
Bldg. 441, Unit 7
21983 Bundy Rd.
NAS Patuxent River, MD20670-1127
(301) 757-8965

5252.245-9500 GOVERNMENT PROPERTY FOR THE PERFORMANCE OF THIS
              CONTRACT (APR 1998) (NAVAIR)

--------------------------------------------------------------------------------

                              N00019-02-D-3157
                                   SECTION H

(a) Definition. Government production and research property, as the term is used herein, shall consist of special tooling to which the Government has title or the right to acquire title, Government-owned special test equipment and Government-owned facilities as each term is defined respectively in FAR
45.101 and 45.301.

(b) Authorization to Use Government Production and Research Property, Material, and Agency Peculiar Property Currently Covered by Government Contracts Without Rental Charge in Performing this Contract. Government production and research property, material, and agency peculiar property covered by the following listed Government contracts on the effective date of this contract is hereby authorized for use on a rent-free, non-interference basis in the performance of this contract and sub-contracts of any tier issued hereunder:

Contract No(s): NONE

(c) Authorization to Use Government Production and Research Property and Agency Peculiar Property to be Provided Under this Contract Without Rental Charge in Performing this Contract. (This paragraph does not cover such property in possession of the contractor or his subcontractors on the date of award of this contract.)

     (1) Subject to the provisions of the Government Property clause of this contract, the Government hereby agrees to provide hereunder the Government production and research property and agency peculiar property identified in
(c)(2) through (c)(5) to the contractor. The contractor is hereby authorized to use, on a rent-free basis, said property in the performance of this contract.

     (2) Special Tooling (as defined in FAR 45.101): NONE

     (3) Special Test Equipment (as defined in FAR 45.101): NONE

     (4) Facilities (as defined in FAR 45.301 and DFARS 245.301):

                               SEE ATTACHMENT (1)

         (These facilities shall, when provided, become accountable under and be subject to that facilities contract, if any, in effect between the Government and the contractor or any of his subcontractors at the plant where they are to be located during performance of this contract.)

     (5) Agency Peculiar Property (as defined in FAR 45.301 and DFARS 245.301):

SEE ATTACHMENT (1). The estimated value of the property in Attachment (1) is $10M.

The following terms and conditions shall be applicable to the agency peculiar property, if any, identified above:

--------------------------------------------------------------------------------

                              N00019-02-D-3157
                                   SECTION H

         (A) each item of agency peculiar property shall be identified by its Federal Item Identification Number and Government Nomenclature;

         (B) the agency peculiar property shall be accounted for under this contract; and

            (C) upon completion or termination of this contract, the contractor shall request and comply with disposition instructions from the Contracting Officer.

(d) Government Material and Agency Peculiar Property to be Furnished Under this Contract. (This paragraph covers Government-owned material and agency peculiar property furnished to the contractor for (A) consumption in the course of manufacture, testing, development, etc., or (B) incorporation in items to be delivered under this contract, e.g., Master Government furnished Equipment List (MGFEL).)

     (1) Subject to the provisions of the Government Property clause of this contract, the Government hereby agrees to provide hereunder the Government-owned agency peculiar property and material identified in (d)(2) and (d)(3) to the Contractor. The Contractor is hereby authorized as appropriate, (A) to consume the material identified in (d)(2) and the agency peculiar property identified in
(d)(3) in performing this contract or (B) to incorporate such material and agency peculiar property in articles under this contract.

     (2) Material (as defined in FAR 45.301):

     Requisitioning Documentation: Contractor access to the federal supply system is permitted only when the material as well as the quantity is identified in the above paragraph. The contractor shall prepare requisitioning documentation for the above material in accordance with the "Military Standard Requisitioning and Issue Procedures (MILSTRIP) for Defense Contractors", DoD 4000.25-1-M, Chapter 11 and NAVSUP Publication 437 as revised by DoD AMCL 1 A guidance. The contractor must submit all requisitions for Government Furnished Material (GFM) from the supply system to the Material Control Activity (MCA) specified in Section G of this contract. Upon completion or termination of this contract, the contractor shall request and comply with disposition instructions from the Contracting Officer.

     (3) Agency Peculiar Property (as defined in FAR 45.301 and DFARS 245.301):

The terms and conditions made applicable to agency peculiar property in (c)(5) shall be applicable to the agency peculiar property, if any, identified above.

(e) Government Installations to be Made Available Under this Contract.

     (1) The Government hereby agrees to make available hereunder on a rent-free, noninterference basis for performing this contract the Government installations, or portions thereof, identified in (e)(2) in accordance with standard operating procedures and priorities unless otherwise specified in the Schedule. Although not "Government-furnished property" under this contract, the provisions of paragraph (a) of the Government Property clause of this contract shall apply to these installations.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION H

         (2) Installations.

(f) Bailed Property to be Used Under this Contract. (This paragraph will not obviate the need to set forth in this contract the terms of the project agreement as required by the pertinent bailment agreement.)

     (1) The bailed property identified in (f)(2) is hereby authorized for use on a rent-free basis in the performance of this contract. Although not "Government-furnished property" under this contract, the provisions of paragraph
(a) of the Government Property clause of this contract shall apply to this bailed property.

                              Bailment Agreement
                                  Under which
         (2) Description          Serial Number           Accountable
             -----------          -------------           -----------
             NONE

         (3) The bailed property identified in (f)(2) is furnished "as is" and the Government makes no representations or warranties with respect to such property, including the suitability of such property for the intended use.

(g) This clause shall in no event be construed to authorize rent-free use of any property identified above for any effort other than that called for under this contract.

(h) Installation Cost. The price of this contract constitutes full compensation to the contractor for all costs to be incurred under this contract for the adaptation and installation of the property identified in this clause.

(i) Installation. Government production and research property, other than foundations and similar improvements necessary for the installation of special tooling, special test equipment, and plant equipment, as defined in FAR 45.101, shall not be installed or constructed on land nor owned by the Government in such fashion as to be non-severable unless authority is granted by the Contracting Officer cognizant of the contract under which the property is provided in accordance with FAR 45.309.

(j) Limitation: This clause does not authorize the contractor to acquire any property for the Government.

(k) The contractor represents that the price and delivery schedule of this contract have been established in reliance on the Government granting the authorization in (b), (c), (d), (e) and (f), and that no charge has been included in this contract for use of the property as authorized above.

(1) Whenever the Contracting Officer authorizes or makes available the use, on a rent-free basis, of additional Government production and research property or other Government property in the performance of this contract or subcontracts of any tier under this contract, the contract will be equitably adjusted in accordance with the procedures provided for in the Changes clause.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION H

(m) If the Government production and research property or other Government property authorized or made available above is decreased by the Government, the contractor will be entitled to an equitable adjustment to the terms of this contract in accordance with the procedures provided for in the Changes clause hereof, as a result of such decrease; provided, however, that if any such decrease is due to the failure of the contractor or his subcontractors of any tier under this contract to fulfill their respective obligations either with respect to the Government property or with respect to the work such property is to be used to perform, the Contracting Officer will take such circumstances into account in establishing the equitable adjustment.

(n) The contractor is responsible for scheduling the use of all property covered by this clause and the Government shall not be responsible for conflicts, delays, or disruptions to any work performed by the contractor due to use of any or all such property, either under this contract or any other contracts under which use of such property is authorized.

5352.247-1000 AIR SAFETY (NOV 1991) (AMCFARS)

(a) Contractor is obligated to comply with generally accepted standards of airmanship, training, and maintenance practices and procedures. Contractor must also satisfy DOD quality and safety requirements as described in 32 CFR Part 861, Section 861.3. In addition, contractor shall comply with all provisions of applicable statutes, tenders of service, and contract terms as such may affect flight safety, as well as with all applicable Federal Aviation Administration Regulations, Airworthiness Directives, Orders, rules, and standards promulgated under the Federal Aviation Act of 1958, as amended. Compliance with published standards may not, standing alone, constitute compliance with generally accepted standards of airmanship, training, or maintenance.

(b) The cleanliness and orderliness of an aircraft, including the visible components and surfaces thereof affect the ability to inspect an aircraft, may be valid indicators of the overall maintenance level of an aircraft, and may have a direct effect on the security and confidence of passengers. Therefore, contractor's failure to keep and maintain all such components and surfaces of the aircraft used in performance of this contract clean, orderly, and in good state of repair may be deemed a failure to comply with generally accepted standards of maintenance to the extent the failure goes beyond mere cosmetic or housekeeping deficiencies and relates in some manner to confidence in the safety, maintenance, or airworthiness of the aircraft.

(c) Should the government determine that any of the following conditions exist, it may suspend or place in temporary nonuse status contractor's further performance of airlift transportation services for the Department of Defense:

     (1) Contrractor's failure to meet any of the obligations imposed by the preceding two paragraphs.

--------------------------------------------------------------------------------

                              N00019-02-D-3157
                                   SECTION H

     (2) Involvement of one of contractor's aircraft in a serious or fatal accident, incident, or operational occurrence (regardless of whether or not such aircraft is being used in the performance of this contract).

     (3) Any other condition which affects the safe operation of contractor's flights hereunder.

(d) Such suspension shall be accomplished pursuant to the Air Mobility Command
(AMC) and Military Traffic Management Command (MTMC) Commercial Airlift Safety Review Procedures (32 CFR Part 861), which are hereby incorporated in this contract by reference, or any procedures that supersede same which may be adopted by HQ AMC/MTMC from time to time. The suspension procedures, including the temporary nonuse, reinstatement and appeals processes, set out therein, are binding, final, and conclusive. In no event shall suspension or temporary nonuse proceedings, regardless of outcome, give rise to any liability on the part of the government.

(e) Suspension or temporary nonuse hereunder resulting in unavailability of contractor aircraft to perform service under this contract shall be treated as failure to maintain authorization to engage in air transportation under the clause of the contract entitled, "Requirement for Authorization to Engage in Air Transportation."

5352.247-1001 REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN
              AIR TRANSPORTATION (MAR 1988) - ALTERNATE I (MAR
              1988) (AMCFARS)

(a) This contract is conditioned upon the contractor being a commercial airtaxi operator within the meaning of the Federal Aviation Act (FAA of 1958, as amended) and holding a current Air Carrier Operating Certificate in accordance with Part 127/135 of the Federal Aviation Regulations and holding a registration under Part 298 of the DOT regulations. Furthermore, the contractor shall not be in a suspension or temporary nonuse status in accordance with the special clause entitled "Air Safety."

(b) If at any time during the performance period of this contract the contractor is not in compliance with the requirements of paragraph a above, including, but not limited to, instances when the certificate demonstrating compliance with paragraph a above is (i) suspended by the pertinent regulatory body for any period of time even though the effect of the suspension is stayed pending review by a court of competent jurisdiction, (ii) canceled or revoked in its entirety by the pertinent regulatory body even though the effect of the cancellation or revocation is stayed pending review by a court of competent jurisdiction, or
(iii) such certificate or interim operating authority has expired and has not been renewed, then the contracting officer may elect any one or a combination of the following courses of action:

     (1) Suspend the contractor from further performance of all or any part of this contract until such time as the suspension/temporary nonuse imposed by the pertinent regulatory body shall have expired or until such time as the suspension, temporary nonuse, cancellation, or

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION H

            revocation shall have been finally set aside, removed, or otherwise terminated. The period of suspension of this contract will begin at the time that notice thereof is given by the contracting officer to the contractor's designee named in accordance with paragraph of Section of this contract. All flights which were scheduled to be flown during the time any such suspension is in effect will be canceled. A unilateral modification reflecting the cancellation and reducing the government's obligation accordingly will be issued by the contracting officer at the termination of the period during which this contract is suspended or after the expiration of the period of performance of this contract. Any such cancellation is not for the convenience of the government and is not a termination within the meaning of the clause entitled "Termination for Convenience of the Government (Fixed-Price)." Such cancellation will be accomplished at no cost to either party, and the substitute service provisions of this contract will not apply to such canceled flights.

     (2) Exercise the government's rights under the special clause of the contract entitled "Contractor's Failure to Provide Service."

     (3) Terminate this contract in whole or in part under the procedures of the clause entitled "Default." If this contract is terminated for default pursuant to paragraph b, and if it is subsequently determined that termination for default is not appropriate, this contract shall then be considered to have been canceled pursuant to subparagraph b(4) below.

     (4) Cancel this contract in whole or in part. Any such cancellation will be accomplished by the issuance of a unilateral modification and will not be a termination under the provisions of the clause entitled "Termination for Convenience of the Government (FixedPrice)," and neither party will be liable to the other party for costs incurred as a result of such cancellation.

5352.247-1002 CONTRACTOR'S FAILURE TO PROVIDE SERVICE (OCT l994) -
              ALTERNATE I (JUN l992) (AMCFARS) (Applies to scheduled passenger and cargo flights)

(a) In the event that contractor's aircraft is unable to depart from any station, the government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of the clause entitled 'Termination for Convenience of the Government," nor in any way diminish the government's rights under the clause entitled "Default." The rights and remedies of the government provided for in this paragraph are not exclusive and do not give rise to government liability for costs incurred and are in addition to any other government rights and remedies provided for by law or by this contract.

(b) Substitute Service. This term, as used herein, applies to the substitution of an aircraft to replace contractor's aircraft which is unable to proceed from the departure station or from any en route station short of destination in accordance with schedules established pursuant to this contract. If the contractor fails to make an aircraft available for departure as required by the flight schedules, the government may: (1) cancel the requirement for further movement of the defaulted flights; (2) require the contractor to transport the defaulted passengers or cargo by substitute service within such additional time as the contracting officer may allow; (3) acquire

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION H

substitute service from commercial sources; or (4) reschedule the defaulted flight or transport the defaulted passengers or cargo, or any portion thereof, itself. The exercise of any of these options will be in accordance with the following:

     (1) In the event that the requirement for further movement of the defaulted flights is canceled, the number of miles/trips for the flight involved, and directed landings (if applicable) will be subtracted from the government's guarantee. Any canceled requirement will be deleted from the contract by unilateral modification.

     (2) If the contractor is required to transport the passengers or cargo of the defaulted flights by substitute service within such additional time as the contracting officer may allow, the contractor shall arrange and pay directly all cost involved in the transportation by the substitute aircraft. Contractor will be paid, in this event, the full contract price for the flight involved, irrespective of the amount paid by him for this transportation by substitute aircraft. The substitute aircraft provided by the contractor must be of like type, configured in accordance with the applicable specifications, and must be approved by the contracting officer. In lieu of, or in addition to, providing the above type substitute service, the contractor may, at his own expense, purchase the amount of space, by common carriage or otherwise, needed for the movement of passengers or cargo of the defaulted flight. The purchase of such space must be approved by the contracting officer. In such event, contractor would be paid the contract price for the involved transportation.

     (3) The government may purchase substitute service from commercial sources. This can be by a substitute commercial aircraft or by the purchase from commercial sources of sufficient space to transport by common carriage or otherwise, the number of passengers or amount of cargo involved in the defaulted flight. In either event, the substitute service shall be deducted from the government's guarantee and the contractor would be charged by the government, any amount which the government had to pay to commercial sources which is in excess of the contract price for the transportation of the passengers or cargo involved for the distance involved. Contractor will not be paid any amount for this defaulted flight. The contractor shall provide all services normally provided in connection with flights operating under this contract.

     (4) The government may, in its discretion, elect to either reschedule the defaulted flight to a later time within the performance period of the contract or may move these passengers and/or this cargo, or any portion thereof. In this event, the number of miles/trips for the flight involved will be subtracted from the government's guarantee and the contractor will be charged, by the government, the excess, if any, of the charge for this movement over the contract price. Contractor will not be paid any amount for transportation of passengers or cargo of the defaulted flight.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

SECTION I - CONTRACT CLAUSES

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http ://www.arnet.gov/far/

http://farsite.hill.af.mil/VFDFAR1.HTM

http ://fedlaw.gsa.gov/intro2.htm

The following contract clauses are hereby incorporated by reference:

Clause No.      Clause Title and Date
---------       ----------------------
252.201-7000    CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)

52.202-1        DEFINITIONS (DEC 2001)

52.203-3        GRATUITIES (APR 1984)

52.203-5        COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)

52.203-7        ANTI-KICKBACK PROCEDURES (JUL 1995)

52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

52.203-10       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                ACTIVITY (JAN 1997)

52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
                FEDERAL TRANSACTIONS (JUN 1997)

252.203-7001    PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER
                DEFENSE-CONTRACT-RELATED FELONIES (MAR 1999)

252.203-7002    DISPLAY OF DOD HOTLINE POSTER (DEC 1991)

52.204-2        SECURITY REQUIREMENTS (AUG 1996)

52.204-4        PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER
                (AUG 2000)

--------------------------------------------------------------------------------

                              N00019-02-D-3157
               SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

252.204-7000    DISCLOSURE OF INFORMATION (DEC l99l)

252.204-7003    CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT
                (APR l992)

252.204-7004    REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV
                2001)

252.204-7005    ORAL ATTESTATION OF SECURITY RESPONSIBILITIES (NOV 2001)

252.205-7000    PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT
                HOLDERS (DEC l99l)

52.209-6        PROTECTING THE GOVERNMENT'S INTEREST WHEN
                SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL l995)

252.209-7000    ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR
                FORCES (INF) TREATY (NOV l995)

252.209-7004    SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR
                CONTROLLED BY THE GOVERNMENT OF A TERRORIST
                COUNTRY (MAR l998)

52.211-5        MATERIAL REQUIREMENTS (AUG 2000)

52.211-15       DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS(SEP
                1990)

52.215-2        AUDIT AND RECORDS - NEGOTIATION (JUN 1999)

52.215-8        ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT
                (OCT l997)

52.215-10        PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
                (OCT 1997)

52.215-12       SUBCONTRACTOR COST OR PRICING DATA (OCT 1997)

52.215-14       INTEGRITY OF UNIT PRICES (OCT 1997)

52.215-15       PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)

52.215-18       REVERSION OR ADJUSTMENT OF PLANS FOR
                POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS.
                (OCT 1997)
52.215-19       NOTIFICATION OF OWNERSHIP CHANGES OCT 1997)

52.215-21       REQUIREMENTS FOR COST OR PRICING DATA OR
                INFORMATION OTHER THAN COST OR PRICING DATA -
                MODIFICATIONS (OCT 1997)
252.215-7000    PRICING ADJUSTMENTS (DEC 1991)

52.216-7        ALLOWABLE COST AND PAYMENT (FEB 2002)

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

52.216-18       ORDERING (OCT 1995)
                para.(a) fill-ins:... Such orders may be issued during each contract period.

52.216-19       ORDER LIMITATIONS (OCT 1995)
                para.(a) fill-in: . . .less than one flight hour, the . . .
                para.(b)(l) fill-in: . . .in excess of 100% of the quantity of the individual CLIN;
                para.(b)(2) fill-in:...in excess of the total contract price;or para.(b)(3) fill-in: ...within ten (10) days.. .
                para.(d) fill-in: ...within five (5) days...


52.216-21       REQUIREMENTS (OCT 1995)
                para.(f) fill-in:... sixty (60) days from the end of the
                                     ordering period.

52.216-22       INDEFINITE QUANTITY (Oct 1995)
                para.(d) fill-in:... sixty (60) days from the end of the
                                     ordering period.

52.217-7        OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED
                LINE ITEM (MAR 1989)
                fill-in:... at any time during the ordering period.

52.217-8        OPTION TO EXTEND SERVICES (NOV 1999)
                fill-in: . . .no later than thirty (30) days before the end of the ordering period.

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000) para.(a) fill-in: . . .no later than thirty (30) days before the end of the ordering, period. . .its intent to extend at least thirty (30) days. . . para (c) fill in:
                shall not exceed sixty (60) months.

52.219-8        UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)

52.219-9 II     SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002) -
                ALTERNATE II (OCT 2001)

52.219-16       LIQUIDATED DAMAGES - SUBCONTRACTING PLAN (JAN 1999)

52.219-23       NOTICE OF PRICE EVALUATION ADJUSTMENT FOR SMALL
                DISADVANTAGED BUSINESS CONCERNS (MAY 2001)

252.219-7003    SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
                SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)
                (APR 1996)

52.222-1        NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)

52.222-3        CONVICT LABOR (AUG 1996)

52.222-21       PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)

52.222-26       EQUAL OPPORTUNITY (FEB 1999)

52.222-29       NOTIFICATION OF VISA DENIAL (FEB 1999)

52.222-35       AFFIRMATIVE ACTION FOR DISABLED VETERANS AND
                VETERANS OF THE VIETNAM ERA (DEC 2001)


52.222-36       AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES
                (JUN 1998)


--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

52.222-37       EMPLOYMENT REPORTS ON DISABLED VETERANS AND
                VETERANS OF THE VIETNAM ERA (DEC 2001)

52.222-41       SERVICE CONTRACT ACT OF 1965, AS AMENDED (MAY 1989)

52.222-43       FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT-,
                PRICE ADJUSTMENT (MULTIPLE YEAR AND OPTION
                CONTRACTS) (MAY 1989)


52.222-47       SERVICE CONTRACT ACT (SCA) MINIMUM WAGES AND,
                FRINGE BENEFITS (MAY 1989) .


52.223-5        POLLUTION PREVENTION AND RIGHT TO KNOW
                INFORMATION (APR 1998)

52.223-6        DRUG-FREE WORKPLACE (MAY 2001)

52.223-14       TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)

252.223-7004    DRUG-FREE WORK FORCE (SEP 1988)

252.223-7006    PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND
                HAZARDOUS MATERIALS (APR 1993)

52.225-8        DUTY FREE ENTRY (FEB 2000)

52.225-13       RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)

252.225-7001    BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM
                (MAR 1998)

252.225-7002    QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC
                (1991)

252.225-7010    DUTY-FREE ENTRY - ADDITIONAL PROVISIONS (AUG 2000)

252.225-7012    PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (AUG
                (2000)

252.225-7017    PROHIBITION ON AWARD TO COMPANIES OWNED BY THE
                PEOPLE'S REPUBLIC OF CHINA (FEB 2000)

252.225-7026    REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE
                UNITED STATES (JUN 2000)

252.225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.225-7043    ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE
                CONTRACTORS OUTSIDE THE UNITED STATES (JUN 1998)

52.226-1        INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
                ENTERPRISES (JUN 2000)

52.227-1        AUTHORIZATION AND CONSENT (JUL 1995)

52.227-2        NOTICE AND ASSISTANCE REGARDING PATENT AND
                COPYRIGHT INFRINGEMENT (AUG 1996)

52.227-3        PATENT INDEMNITY (APR 1984)

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

52.227-12       PATENT RIGHTS - RETENTION BY THE CONTRACTOR - (LONG
                FORM) (JAN 1997)

252.227-7014    RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND
                NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION
                (JUN 1995)

252.227-7015    TECHNICAL DATA-COMMERCIAL ITEMS (NOV 1995)

252.227-7016    RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)

252.227-7019    VALIDATION OF ASSERTED RESTRICTIONS-COMPUTER
                SOFTWARE (JUN 1995)

252.227-7025    LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT
                FURNISHED INFORMATION MARKED WITH RESTRICTIVE
                LEGENDS (JUN 1995)

252.227-7027    DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER
                SOFTWARE (APR 1988)

252.227-7030    TECHNICAL DATA - WITHHOLDING OF PAYMENT (MAR 2000)

252.227-7036    DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
                (DFARS)

252.227-7037    VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL
                DATA (SEP 1999)

52.22X-5        INSURANCE - WORK ON A GOVERNMENT INSTALLATION (JAN
                1997)

52.229-3        FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)

52.229-5        TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR
                PUERTO RICO (APR 1984)

52.230-2        COST ACCOUNTING STANDARDS (APR 1998)

52.230-6        ADMINISTRATION OF COST ACCOUNTING STANDARDS (NOV
                1999)

252.231-7000    SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

52.232-1        PAYMENTS (APR 1984)

52.232-8        DISCOUNTS FOR PROMPT PAYMENT (FEB 2002)

52.232-9        LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-11       EXTRAS (APR 1984)

52.232-17       INTEREST (JUN 1996)

52.232-19       AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR
                1984)
                Fill in: "the performance period."
                Fill in: "the performance period."
--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

52.232-23 I     ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)

52.232-25       PROMPT PAYMENT (FEB 2002)

52.232-33       PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL
                CONTRACTOR REGISTRATION (MAY 1999)

52.233-1 I      DISPUTES (DEC 1998) - ALTERNATE I (DEC 199l)

52.233-3        PROTEST AFTER AWARD (AUG 1996)

252.235-7003    FREQUENCY AUTHORIZATION (DEC 1991)

52.237-2        PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND
                VEGETATION (APR 1984)

52.237-3        CONTINUITY OF SERVICES (JAN 1991)

252.239-7016    TELECOMMUNICATIONS SECURITY EQUIPMENT, DEVICES,
                TECHNIQUES, AND SERVICES (DEC l99l)

52.242-1        NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-3        PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)

52.242-4        CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)

52.242-13       BANKRUPTCY (JUL l995)

252.242-7000    POST AWARD CONFERENCE (DEC l99l)

52.243-1 I      CHANGES - FIXED PRICE (AUG 1987) - ALTERNATE I (APR 1984)

52.243-2 II     CHANGES - COST REIMBURSEMENT (AUG 1987) - ALTERNATE II
                (APR 1984) (Applies to Cost Reimbursement CLINs only)

52.243-7        NOTIFICATION OF CHANGES (APR 984)
                para (d) fill in: thirty days

252.243-7001    PRICING OF CONTRACT MODIFICATIONS (DEC l99l)

252.243-7002    REQUESTS FOR EQUITABLE ADJUSTMENT (MAR l998)

52.244-2 I      SUBCONTRACTS (AUG l998) - ALTERNATE I (AUG l998)

52.244-5        COMPETITION IN SUBCONTRACTING (DEC l996)

52.244-6        SUBCONTRACTS FOR COMMERCIAL ITEMS AND
                COMMERCIAL COMPONENTS (MAY 2001)

252.244-7000    SUBCONTRACTS FOR COMMERCIAL ITEMS AND
                COMMERCIAL COMPONENTS (DoD CONTRACTS) (MAR 2000)

52.245-1        PROPERTY RECORDS (APR 1984)

52.245-2 ALT I  GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)
                (DEC 1989) ALTERNATE I (APR 1984)

252.245-7001    REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

52.246-25       LIMITATION OF LIABILITY - SERVICES (FEB 1997)
--------------------------------------------------------------------------------

                               N00019-02-D-3157
             SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

252.246-7001    WARRANTY OFDATA (DEC 1991)

52.249-2        TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
                (FIXED-PRICE) (SEP 1996)

52.249-6        TERMINATION (COST REIMBURSEMENT) (SEP 1996)
                (Applies to Cost Reimbursement CLINs only)

52.249-8        DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

52.253-1        COMPUTER GENERATED FORMS (JAN 1991)

52.222-42       STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES
                (MAY 1989)

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

            THIS STATEMENT IS FOR INFORMATION ONLY: IT IS NOT A WAGE
                                 DETERMINATION.

                              Virginia Beach,            VA San Diego, CA
Labor Category                  (NAS Oceana)            (NAS North Island)
--------------------------------------------------------------------------------
First Pilot (Captain)           $20.04                          $20.04
First Officer (Co-pilot)        $17.51                          $17.51
Aircraft Mechanics              $18.37                          $18.76
Aircraft Mechanic Helper        $14.28                          $15.06
Tools and Parts Attendant       $12.98                          $11.77
Engineering Technician          $24.88                          $24.88
Engineering Technician          $22.64                          $22.64

The labor categories cited above are examples of categories that an offeror may wish to propose. However, each offeror should propose labor categories that are appropriate for that offeror's technical approach to performing this effort.

Fringe Benefits (for.both Virginia Beach and San Diego): Health & Welfare: $1.92 per hour or $76.80 per week or $332.80 per month.

Vacation: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years; 4 weeks after 15 years.

--------------------------------------------------------------------------------

                                N00019-02-D-3157
              SECTION I - REPLACEMENT PAGES - MODIFICATION P00001

Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with predecessor contractors in the performance of similar work at the same Federal facility (See 29 CFR
4.173)

Holidays: Minimum of 10 paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved. (See 29 CFR 4.174)

--------------------------------------------------------------------------------

                                N00019-02-D-3157
                                   SECTION J

SECTION J - LIST OF ATTACHMENTS

Exhibit        Title                                                          Pages
-------        -----                                                          ------
(A)            DD Form 1423, Contract Data Requirements List            4 + Attachments

Attachment No  Title                                                          Pages
-------------  -----                                                          ------
        (1)    Government Furnished Equipment/Facilities List                   3
        (2)    DD Form ll49(GFE Tracking/Inventory)                             2
        (3)    Certification of Services (See Section G, clause                 1
               5252.232-9000 I Submission of Invoices (Fixed Price)
               (Jul 1992) - Alternate I (Jul 1992))
        (4)    DD Form 254 Contract Security Classification             2 + Attachments
               Specification
        (5)    DOL Wage Determination                                           3
        (6)    Small Business Subcontracting Plan                               *
        (7)    Amendment/Modification No. P00001                             #-7pgs
        (8)    Amendment/Modifications No. P00002                            #-6pgs

*The Subcontracting Plan shall be incorporated into subject contract within 120 days after contract award.

*The confidential information has been omitted and filed separateley with the Securities & Exchange Commission.
--------------------------------------------------------------------------------
                                 Page 90 of 90